UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-173

DODGE & COX FUNDS

(Exact name of registrant as specified in charter)

555 California Street, 40th Floor San Francisco, CA 94104

(Address of principal executive offices) (Zip code)

Thomas M. Mistele, Esq.

555 California Street, 40th Floor

San Francisco, CA 94104

(Name and address of agent for service)

Registrant’s telephone number, including area code: 415-981-1710

Date of fiscal year end: December 31, 2004

Date of reporting period: from July 1, 2004 through December 31, 2004

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following are the December 31, 2004 annual reports for the Dodge & Cox Funds, a Delaware statutory trust, consisting of four series: Dodge & Cox Stock Fund, Dodge & Cox International Stock Fund, Dodge & Cox Balanced Fund and Dodge & Cox Income Fund. The reports of each series were transmitted to their respective shareholders on March 1, 2005.

Stock Fund

(Closed to New Investors)

Established 1965

40th Annual Report

December 31, 2004

2004

Stock Fund

www.dodgeandcox.com

For Fund literature, transactions and account

information, please visit the Funds’ web site.

or write or call:

Dodge & Cox Funds

c/o Boston Financial Data Services

P.O. Box 8422

Boston, Massachusetts 02266-8422

(800) 621-3979

Investment Manager

Dodge & Cox

555 California Street, 40th Floor

San Francisco, California 94104

(415) 981-1710

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.

This report reflects our views, opinions and portfolio holdings as of December 31, 2004, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

12/04 SF AR       Printed on recycled paper

To Our Shareholders

In last year’s Stock Fund Annual Report we wrote, “At the risk of looking like a stopped clock, we want to reiterate our caution about future equity returns.” Fortunately, we also wrote, “Forecasting the market on a short-term basis has a large error rate,” as returns in the equity markets exceeded our expectations. For the year ended December 31, 2004, the Fund returned 19.2%, compared to 10.9% for the S&P 500 Index (S&P 500). Returns for longer periods are listed on the following page.

Please note that the five-year return comparisons are measured from the top of the stock market bubble—a period in which the Fund benefited from avoiding most of the declining high-priced “growth” companies, while the ten-year return comparisons include 1995 through 1999—years when the Fund lagged the returns of the S&P 500 as those same growth companies ascended.

At year-end, the Fund had net assets of $43.3 billion and a cash position of 6.4%. The share price of the Fund rose from $113.78 at the end of 2003 to $130.22 on December 31, 2004. In addition, during the year, the Fund distributed income of $1.53 per share, a short-term capital gain of $1.21 per share and long-term capital gains of $2.44 per share.

2004 Performance Review

A surprisingly strong rally in the fourth quarter (the Stock Fund returned 12.6% compared to 9.2% for the S&P 500) boosted the full year results. During 2004, every sector in the Fund contributed positively to results. The Fund’s holdings in the Information Technology (e.g., Computer Sciences up 27%, Motorola up 38% and NCR Corp. up 78%) and Financial (e.g., Capital One up 38% and Loews up 44%) sectors were particularly strong contributors. Additional notable performers in 2004 included AT&T Wireless (up 87% until its sale to Cingular), Amerada Hess (up 57%), and FedEx (up 46%). Not all holdings fared as well, as 16 stocks ended the year with lower prices, including Pfizer (down 22%), Alcoa (down 16%), Hewlett-Packard (down 7%) and Delphi (down 9%). For each of the Fund’s holdings, we continuously reassess our long-term outlook for the company and then compare that outlook to its current stock price. While the Fund’s investment in each of these companies detracted from returns, we remain optimistic about their opportunities for capital appreciation in the years ahead.

Strategy

The Fund’s portfolio is built one security at a time, based on our fundamental research effort, a three-to-five year time horizon and a strong price discipline. Because we are sensitive to how much we pay for each company’s future earnings and cash flow, the valuation characteristics (such as price-to-earnings ratio or “P/E”) of the Stock Fund are typically lower than the market’s, and Dodge & Cox has become known as a “value” manager. We think it is less useful to distinguish between growth and value management styles, and more important to understand the potential outcomes for each company and determine a reasonable value based on those long-term fundamentals.

The firm’s 19 analysts work alongside the eight members of the Investment Policy Committee to provide continuous analysis and management of the Fund. We often find investment opportunity when valuations decline as a result of bad news affecting near-term earnings, but where we believe the long-term earnings opportunity remains largely intact. For example, over the last year, as investors became more skeptical about the positive long-term trends in Health Care, an area traditionally associated with growth investing, we have found more companies at attractive valuations, such as GlaxoSmithKline and Cardinal Health. In fact, for the first time in many years the Fund now has a higher weighting in Health Care stocks (13.6%) than the S&P 500 (12.8%).

Diversification

Diversification is a hallmark of the Dodge & Cox investment philosophy, and is driven by our individual security selection approach. As a result, the Stock Fund is economically diversified, yet looks different than the S&P 500. Most obviously, the Fund is more concentrated than the market, currently investing in 89 companies versus the 500 in the S&P 500. While 71 of these companies were also found in the S&P 500 at year end, they represented over 80% of the value of the Fund, but only 20% of the value of the S&P 500. Furthermore, our search for investment value has led us to invest in companies based outside the U.S., an area that is only marginally represented in the S&P 500. At year-end, 14.5% of the Stock Fund was invested in 16 foreign-domiciled companies whose stocks trade in the U.S. (primarily as American Depository Receipts or “ADRs”). The Fund can invest up to 20% of its assets in U.S. dollar-denominated foreign securities. The Fund’s cash position is another investment class not represented in the S&P 500. Given these differences, we would expect the Fund’s returns to continue to vary from those of the S&P 500.

Opportunities in Media Stocks

Valuations have been declining in recent years in the Media sector (an area also associated with growth investing), and we have increased the Fund’s weighting to 8.7% in five companies (News Corp., Time Warner, Comcast, Liberty Media and Interpublic Group). We believe these companies offer a blend of attractive fundamental business operations and exposure to ongoing consumer technology adoption. For example, both Comcast and Time Warner currently derive significant revenue from subscription-based services (e.g., cable and broadband data) with recurring, utility-like cash flow. Both companies are also poised to launch advanced Voice-Over-Internet Protocol (VOIP) telephone services in 2005.

1 / Dodge & Cox Stock Fund

Another example is News Corp., which the Fund has held continuously for over seven years. We believe News Corp. remains well positioned for profitable growth potential in entertainment “content” (e.g., cable networks and 20th Century Fox film studio), satellite television subscriptions (e.g., partial ownership in DirecTV), as well as a rebound in advertising spending around the world. While approximately 85% of News Corp.’s consolidated earnings come from its U.S. business franchises, it also owns significant foreign assets, such as several British newspapers and the satellite television providers STAR in Asia and BSkyB in the U.K. (36% stake). We believe that the complexity in valuing News Corp.’s diverse global assets has created an investment opportunity. At the same time, CEO Rupert Murdoch and his management team are working hard to simplify the company and build long-term shareholder value.

Importantly, we believe that each of the Fund’s media investments currently trades at a reasonable valuation compared to long-term growth prospects. Also, please note that we discuss these holdings to illustrate our investment approach, not because we think they are more attractive than the Fund’s other holdings.

Outlook

Looking out over a three-to-five year period, we continue to believe that returns from the broad equity market will be modest and could be punctuated by some unpleasant negative contractions. While we are optimistic about the continued expansion of the global economy in the years ahead, P/E multiples are above average and profit margins are historically high. If interest rates and/or inflation rise, there is a risk that P/E multiples could contract. But as we noted earlier, forecasting is difficult, and rather than overly concerning ourselves with anticipating the direction of the broad market, we focus our energy attempting to understand the long-term risks and opportunities of each company in the Fund relative to its current price.

On the occasion of the Fund’s 40th anniversary we would like to thank you for the continued confidence you have placed in our firm as a shareholder of the Stock Fund. As always, we welcome your comments and questions.

For the Board of Trustees,

Harry R. Hagey, Chairman	John A. Gunn, President

February 18, 2005

Ten Years of Investment Performance

through December 31, 2004 (in thousands)

Average annual total return for periods ended December 31, 2004

	1 Year	5 Years	10 Years	20 Years
Dodge & Cox Stock Fund	19.16%	12.40%	16.89%	16.14%
S&P 500	10.86	(2.29)	12.07	13.22

Past performance does not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Mutual fund performance changes over time and currently may be significantly lower than stated above. Performance is updated and published monthly. Visit the Fund’s web site at www.dodgeandcox.com or call 800-621-3979 for current performance figures.

The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions. The Standard & Poor’s 500 (S&P 500) is a broad-based unmanaged measure of common stocks. Index returns include dividends and/or interest income and, unlike Fund returns, do not reflect fees or expenses.

Standard & Poor’s, Standard & Poor’s 500, and S&P 500® are trademarks of The McGraw-Hill Companies, Inc.

Dodge & Cox Stock Fund / 2

Fund Expenses

As a shareholder of the Fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a Fund’s gross income, directly reduce the investment return of the Fund. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates the Fund’s costs in two ways:

Actual Fund Expenses

This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical Example for Comparison

This section is intended to help you compare the Fund’s costs with those of other mutual Funds. It assumes that the Fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the Fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess the Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended December 31, 2004	Beginning Account Value 7/1/2004	Ending Account Value 12/31/2004	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,123.50	$2.80
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.37	2.66

*	These calculations are based on expenses incurred in the most recent fiscal half-year. The Fund’s annualized six-month expense ratio for that period is 0.52%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

The expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, account maintenance fees or charges by processing organizations. While other mutual funds may charge such fees, please note that the Fund does not charge any transaction fee (e.g., redemption fee), account maintenance fee (e.g., small account fee), nor does it charge a “sales load.”

3 / Dodge & Cox Stock Fund

Fund Information	December 31, 2004

General Information

Net Asset Value Per Share	$130.22
Total Net Assets (millions)	$43,266
2004 Expense Ratio	0.53%
2004 Portfolio Turnover	11%
30-Day SEC Yield[1]	1.29%
Fund Inception Date	1965

Investment Manager:  Dodge & Cox, San Francisco. Managed by the Investment Policy Committee, whose eight members’ average tenure at Dodge & Cox is 23 years.

Asset Allocation

Stock Characteristics	Fund	S&P 500
Number of Stocks	90	500
Median Market Capitalization (billions)	$15	$11
Weighted-Average Market Cap. (billions)	$39	$92
Price-to-Earnings Ratio[2]	16x	17x
Price-to-Book Value Ratio	2.1x	3.0x
Foreign Stocks[3] (% of Fund)	14.5%	0.0%

Ten Largest Holdings	% of Fund
Comcast Class A	3.2
Hewlett-Packard	3.0
HCA, Inc.	2.4
Cardinal Health	2.4
News Corp. Class A	2.4
Time Warner	2.4
AT&T	2.3
Sony ADR (Japan)	2.2
Union Pacific	2.2
McDonald’s	2.1

Sector Diversification	Fund	S&P 500
Consumer Discretionary	20.4%	11.5%
Financials	17.5	20.9
Health Care	13.6	12.8
Information Technology	11.5	16.1
Energy	8.5	7.2
Materials	8.2	3.2
Industrials	6.5	11.5
Utilities	2.9	3.0
Telecommunication Services	2.8	3.3
Consumer Staples	1.7	10.5

[1]	SEC Yield is an annualization of the Fund’s total net investment income per share for the 30-day period ended on the last day of the month.
[2]	The Fund’s price-to-earnings (P/E) ratio is calculated using Dodge & Cox’s estimated forward earnings and excludes extraordinary items. The S&P 500’s P/E ratio is calculated by Standard & Poor’s and uses an aggregated estimate of forward earnings.
[3]	All U.S. dollar-denominated.

Dodge & Cox Stock Fund / 4

Portfolio of Investments	December 31, 2004

COMMON STOCKS: 93.6%

	SHARES	MARKET VALUE
CONSUMER DISCRETIONARY: 20.4%
MEDIA: 8.7%
Comcast Corp. Class A(a)	41,114,330	$1,368,284,902
News Corp. Class A	54,679,238	1,020,314,581
Time Warner, Inc.(a)	52,462,900	1,019,878,776
Liberty Media Corp. Series A(a)	33,502,700	367,859,646
Interpublic Group of Companies, Inc.(a)	337,800	4,526,520

		3,780,864,425
CONSUMER DURABLES & APPAREL: 5.2%
Sony Corp. ADR(b) (Japan)	24,527,700	955,599,192
Matsushita Electric Industrial Co., Ltd. ADR(b) (Japan)	34,434,200	552,668,910
Whirlpool Corp.(c)	4,388,050	303,696,941
Eastman Kodak Co.	7,629,089	246,038,120
VF Corp.	3,467,900	192,052,302

		2,250,055,465
HOTELS, RESTAURANTS & LEISURE: 2.4%
McDonald’s Corp.	28,880,400	925,905,624
InterContinental Hotels Group PLC ADR(b) (United Kingdom)	8,855,548	111,757,018

		1,037,662,642
RETAILING: 2.0%
May Department Stores Co.(c)	17,894,400	526,095,360
Gap, Inc.	8,972,500	189,499,200
Dillard’s, Inc. Class A(c)	5,177,500	139,119,425

		854,713,985
AUTOMOBILES & COMPONENTS: 1.2%
Delphi Corp.(c)	36,051,632	325,185,721
Honda Motor Co. Ltd. ADR(b) (Japan)	7,670,400	199,890,624

		525,076,345
TRADING COMPANIES & DISTRIBUTORS: 0.9%
Genuine Parts Co.(c)	8,953,800	394,504,428

		8,842,877,290
FINANCIALS: 17.5%
INSURANCE: 6.4%
St. Paul Travelers Companies, Inc.	19,206,550	711,986,809
Loews Corp.	7,518,900	528,578,670
Chubb Corp.	5,738,750	441,309,875
Safeco Corp.	5,058,600	264,261,264
Torchmark Corp.	4,525,800	258,604,212
Genworth Financial, Inc. Class A	8,869,300	239,471,100
UnumProvident Corp.	11,748,800	210,773,472
MBIA, Inc.	1,567,000	99,159,760

		2,754,145,162
DIVERSIFIED FINANCIALS: 4.8%
Capital One Financial Corp.	10,676,000	899,025,960
JPMorgan Chase & Co.	18,460,328	720,137,395
CIT Group, Inc.	9,570,100	438,501,982

		2,057,665,337

	SHARES	MARKET VALUE
BANKS: 3.9%
Wachovia Corp.	14,950,300	$786,385,780
Golden West Financial Corp.	8,898,600	546,552,012
Wells Fargo & Co.	6,046,600	375,796,190

		1,708,733,982
REAL ESTATE: 2.4%
Equity Office Properties Trust(c)	22,260,300	648,219,936
Equity Residential Properties Trust	11,143,500	403,171,830

		1,051,391,766

		7,571,936,247
HEALTH CARE: 13.6%
HEALTH CARE EQUIPMENT & SERVICES: 7.1%
HCA, Inc.(c)	26,418,400	1,055,679,264
Cardinal Health, Inc.	17,893,150	1,040,486,673
Wellpoint, Inc.(a)	4,245,950	488,284,250
Becton, Dickinson & Co.	4,222,350	239,829,480
Thermo Electron Corp(a)	7,433,400	224,414,346

		3,048,694,013
PHARMACEUTICALS & BIOTECHNOLOGY: 6.5%
Schering-Plough Corp.	41,890,500	874,673,640
Pfizer, Inc.	25,517,925	686,177,003
GlaxoSmithKline PLC ADR(b) (United Kingdom)	12,998,900	616,017,871
Wyeth	10,268,800	437,348,192
Bristol-Myers Squibb Co.	8,105,050	207,651,381

		2,821,868,087

		5,870,562,100
INFORMATION TECHNOLOGY: 11.5%
TECHNOLOGY HARDWARE & EQUIPMENT: 7.3%
Hewlett-Packard Co.	61,127,163	1,281,836,608
Xerox Corp.(a)	45,764,500	778,454,145
NCR Corp.(a)	3,711,900	256,974,837
Motorola, Inc.	14,685,900	252,597,480
Storage Technology Corp.(a,c)	7,511,200	237,429,032
Avaya, Inc.(a)	12,229,400	210,345,680
Freescale Semiconductor, Inc. Class A	5,482,700	97,701,714
Freescale Semiconductor, Inc. Class B	1,621,547	29,771,603

		3,145,111,099
SOFTWARE & SERVICES: 4.2%
Electronic Data Systems Corp.(c)	33,204,400	767,021,640
Computer Sciences Corp.(a,c)	12,893,600	726,812,232
BMC Software, Inc.(a,c)	11,787,600	219,249,360
Compuware Corp.(a,c)	19,357,100	125,240,437

		1,838,323,669

		4,983,434,768

5 / Dodge & Cox Stock Fund	See accompanying Notes to Financial Statements

Portfolio of Investments	December 31, 2004

COMMON STOCKS (continued)

	SHARES	MARKET VALUE
ENERGY: 8.5%
ChevronTexaco Corp.	13,960,128	$733,046,321
Shell Transport & Trading Co. PLC ADR(b) (United Kingdom)	12,111,400	622,525,960
Unocal Corp.	11,456,400	495,374,736
ConocoPhillips	5,643,400	490,016,422
Baker Hughes, Inc.	9,717,750	414,656,393
Occidental Petroleum Corp.	6,254,500	365,012,620
Amerada Hess Corp.	4,346,700	358,081,146
Schlumberger Ltd.(b) (Netherlands Antilles)	2,901,700	194,268,815

		3,672,982,413
MATERIALS: 8.2%
CHEMICALS: 6.2%
Dow Chemical Co.	17,593,114	871,035,074
Akzo Nobel N.V. ADR(b),(c) (Netherlands)	18,186,723	772,753,859
Rohm and Haas Co.	6,784,500	300,078,437
Syngenta A.G. ADR(b) (Switzerland)	12,651,800	270,115,930
NOVA Chemicals Corp.(b,c) (Canada)	4,752,570	224,796,561
Engelhard Corp.(c)	6,266,100	192,181,287
Lubrizol Corp.	929,100	34,246,626
Bayer A.G. ADR(b) (Germany)	116,900	3,972,262

		2,669,180,036
METALS AND MINING: 1.5%
Rio Tinto PLC ADR(b) (United Kingdom)	4,630,831	552,041,363
Alcoa, Inc.	3,671,983	115,373,706

		667,415,069
PAPER AND FOREST PRODUCTS: 0.5%
International Paper Co.	5,239,300	220,050,600

		3,556,645,705
INDUSTRIALS: 6.5%
TRANSPORTATION: 3.5%
Union Pacific Corp.(c)	13,860,950	932,148,887
Fedex Corp.	5,699,900	561,383,151

		1,493,532,038
CAPITAL GOODS: 1.7%
Masco Corp.	9,510,900	347,433,177
Fluor Corp.(c)	4,375,550	238,511,231
Volvo A.B. ADR(b) (Sweden)	3,360,200	133,231,930

		719,176,338
COMMERCIAL SERVICES & SUPPLIES: 1.1%
Pitney Bowes, Inc.	6,157,150	284,952,902
R.R. Donnelley & Sons Co.	5,259,000	185,590,110

		470,543,012
ELECTRONIC EQUIPMENT & INSTRUMENTS: 0.2%
American Power Conversion Corp.	4,862,281	104,052,813

		2,787,304,201

	SHARES	MARKET VALUE
UTILITIES: 2.9%
Duke Energy Corp.	26,869,200	$680,596,836
American Electric Power Co., Inc.	7,630,910	262,045,449
FirstEnergy Corp.	4,486,500	177,261,615
Scottish Power PLC ADR(b) (United Kingdom)	4,586,800	142,924,688

		1,262,828,588
TELECOMMUNICATION SERVICES: 2.8%
AT&T Corp.(c)	52,008,200	991,276,292
Vodafone Group PLC ADR(b) (United Kingdom)	8,073,000	221,038,740

		1,212,315,032
CONSUMER STAPLES: 1.7%
FOOD, BEVERAGE AND TOBACCO: 1.7%
Unilever N.V.(b) (Netherlands)	11,244,000	750,087,240

		750,087,240

Total Common Stocks (Cost $30,615,421,151)		40,510,973,584

SHORT-TERM INVESTMENTS: 6.5%

	PAR VALUE	MARKET VALUE
SSgA Prime Money Market Fund	$216,771,900	$216,771,900
State Street Repurchase Agreement, 1.40%, 1/3/05, maturity value $582,327,930 (collateralized by U.S. Treasury Securities, value $593,953,293, 1.935%–8.125%, 6/30/05–5/15/21)	582,260,000	582,260,000
U.S. Treasury Bills
1/6/2005	150,000,000	149,957,604
1/20/2005	300,000,000	299,724,500
1/27/2005	300,000,000	299,601,514
2/3/2005	300,000,000	299,477,500
2/10/2005	300,000,000	299,323,333
2/17/2005	100,000,000	99,739,111
4/28/2005	250,000,000	248,318,125
5/19/2005	300,000,000	297,395,248

Total Short-Term Investments (Cost $2,792,568,835)		2,792,568,835

TOTAL INVESTMENTS (Cost $33,407,989,986)	100.1%	43,303,542,419
OTHER ASSETS LESS LIABILITIES	(0.1)	(37,199,023)

TOTAL NET ASSETS	100.0%	$43,266,343,396

(a)	Non-income producing
(b)	Securities denominated in U.S. Dollars
(c)	Affiliated issuer. See Note 4 of Notes to Financial Statements.

See accompanying Notes to Financial Statements	Dodge & Cox Stock Fund / 6

Statement of Assets and Liabilities

December 31, 2004
Assets:
Investments (identified cost $33,407,989,986)
Unaffiliated issuers, at market value	$34,483,620,526
Affiliated issuers, at market value	8,819,921,893

43,303,542,419
Cash	49,935,875
Receivable for investments sold	38,264,461
Receivable for Fund shares sold	13,432,527
Dividends and interest receivable	53,587,911
Prepaid expenses and other assets	261,256

43,459,024,449

Liabilities:
Payable for investments purchased	159,634,515
Payable for Fund shares redeemed	12,604,685
Management fees payable	18,086,199
Accounts payable	2,355,654

192,681,053

Net Assets	$43,266,343,396

Net Assets Consist of:
Paid in capital	$33,102,729,732
Accumulated undistributed net investment income	8,922,900
Accumulated undistributed net realized gain on investments	259,138,331
Net unrealized appreciation on investments	9,895,552,433

$43,266,343,396

Fund shares outstanding (par value $0.01 each, unlimited shares authorized)	332,246,229
Net asset value per share	$130.22

Statement of Operations

Year Ended December 31, 2004
Investment Income:
Dividends (net of foreign taxes of $8,887,593)
Unaffiliated issuers	$424,818,661
Affiliated issuers	210,795,271
Interest	29,505,499

665,119,431

Expenses:
Management fees	179,639,203
Custodian and fund accounting fees	608,621
Transfer agent fees	6,400,426
Professional services	85,592
Shareholder reports	1,460,658
Registration fees	1,723,533
Trustees’ fees	82,000
Miscellaneous	267,081

190,267,114

Net Investment Income	474,852,317

Realized and Unrealized Gain on Investments:
Net realized gain from:
Investments in unaffiliated issuers	1,290,734,715
Investments in affiliated issuers	127,031,462
Net change unrealized appreciation	4,726,648,936

Net realized and unrealized gain	6,144,415,113

Net Increase in Net Assets from Operations	$6,619,267,430

Statement of Changes in Net Assets

	Year Ended December 31, 2004	Year Ended December 31, 2003
Operations:
Net investment income	$474,852,317	$339,700,192
Net realized gain	1,417,766,177	330,946,926
Net change in unrealized appreciation	4,726,648,936	5,488,029,040

Net increase in net assets from operations	6,619,267,430	6,158,676,158

Distributions to Shareholders from:
Net investment income	(469,055,741)	(340,525,138)
Net realized gain	(1,173,587,700)	(214,176,406)

Total distributions	(1,642,643,441)	(554,701,544)

Fund Share Transactions:
Amounts received from sale of shares	11,863,567,462	12,166,924,022
Net asset value of shares issued in reinvestment of distributions	1,513,787,692	505,674,193
Amounts paid for shares redeemed	(4,524,858,539)	(2,875,628,981)

Net increase from Fund share transactions	8,852,496,615	9,796,969,234

Total increase in net assets	13,829,120,604	15,400,943,848

Net Assets:
Beginning of year	29,437,222,792	14,036,278,944

End of year (including undistributed net investment income of $8,922,900 and $3,126,324, respectively)	$43,266,343,396	$29,437,222,792

Shares sold	99,334,591	124,244,324
Shares issued in reinvestment of distributions	11,920,322	4,855,626
Shares redeemed	(37,725,900)	(29,796,487)

Net increase in shares outstanding	73,529,013	99,303,463

7 / Dodge & Cox Stock Fund	See accompanying Notes to Financial Statements

Notes to Financial Statements

Note 1 — Organization and Significant Accounting Policies

Dodge & Cox Stock Fund (the “Fund”) is one of the funds constituting the Dodge & Cox Funds (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund commenced operations on January 4, 1965, and seeks long-term growth of principal and income. Risk considerations and investment strategies of the Fund are discussed in the Fund’s Prospectus. The Fund is closed to new investors.

The Fund consistently follows accounting policies which are in conformity with accounting principles generally accepted in the United States of America. In preparing these financial statements, management is required to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Significant accounting policies are as follows:

Security valuation. The Fund’s net assets are valued as of the close of trading on the New York Stock Exchange (the “NYSE”), generally 4:00 p.m. Eastern Time, each day that the NYSE is open for business. Stocks are valued at market, using as a price the official quoted close price or the last sale of the day at the close of the NYSE or, if not available, at the mean between the exchange listed bid and ask prices for the day. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Security values are not discounted based on the size of the Fund’s position. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or at the direction of the Board of Trustees. Short-term securities are valued at amortized cost which approximates current value. All securities held by the Fund are denominated in U.S. dollars.

Security transactions and related investment income. Security transactions are recorded by the Fund as of the date the trades are executed with brokers. Realized gains and losses on securities sold are determined on the basis of identified cost. Dividend income and corporate action transactions are recorded on the ex-dividend date, except for certain dividends or corporate actions from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received in excess of income are recorded as a reduction of cost of investments and/or realized gain. The Fund may estimate the character of distributions received from Real Estate Investment Trusts (“REITs”). Interest income is recorded on the accrual basis.

Expenses. Expenses are recorded on the accrual basis. Most expenses of the Trust can be directly attributed to a specific fund. Expenses which cannot be directly attributed are apportioned among all of the funds in the Trust.

Repurchase agreements. The Fund may enter into repurchase agreements secured by U.S. government securities which involve the purchase of securities from a counterparty with a simultaneous commitment to resell the securities at an agreed-upon date and price. It is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. In the event of default by the counterparty, the Fund has the contractual right to liquidate the securities and to apply the proceeds in satisfaction of the obligation.

Income taxes and distributions to shareholders. No provision for federal income taxes has been included in the accompanying financial statements since the Fund intends to distribute all of its taxable income and continue to comply with requirements for regulated investment companies. Distributions to shareholders of income and capital gains are reflected in the net asset value per share computation on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Temporary differences between financial statement and tax treatments may occur when certain items of income, expense, gain or loss are recognized in different periods for financial statement

Dodge & Cox Stock Fund / 8

Notes to Financial Statements (continued)

and tax purposes. Differences in classification may also arise due to the treatment of short-term realized gains as ordinary income for tax purposes. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. These adjustments have no impact on net assets or results of operations.

Note 2 — Related Party Transactions

Management fees. Under a written agreement, the Fund pays an annual management fee of 0.50% of the Fund’s average daily net asset value to Dodge & Cox, investment manager of the Fund. The agreement further provides that Dodge & Cox shall waive its fee to the extent that such fee plus all other ordinary operating expenses of the Fund exceed 0.75% of the average daily net assets for the year.

Trustees’ fees. All officers and three of the trustees of the Trust are officers and employees of Dodge & Cox. Those trustees who are not affiliated with Dodge & Cox receive from the Trust an annual fee plus an attendance fee for each Board or Committee meeting attended. Payments to trustees are shared equally among each fund in the Trust. The Trust does not pay any other remuneration to its officers or trustees.

Indemnifications. Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

Note 3 — Distributions Paid, Distributable Earnings and Investment Transactions

Distributions paid during the years ended December 31, 2004 and 2003 were characterized as follows for federal tax purposes:

	2004	2003
Ordinary income	$862,230,499	$440,163,145
	($2.74 per share)	($2.01 per share)
Long-term capital gain	$780,412,942	$114,538,399
	($2.44 per share)	($0.45 per share)

At December 31, 2004, the tax basis components of accumulated undistributed income and net realized gain include $59,231,655 of ordinary income and $208,829,576 of long-term capital gain. In 2004, the Fund recognized net capital gain of $82,601,070 from the delivery of appreciated securities in an in-kind redemption transaction. For federal income tax purposes, this gain is not recognized as taxable income to the Fund and therefore will not be distributed to shareholders. At December 31, 2004, the cost of investments for federal income tax purposes was equal to the cost for financial reporting purposes. Net unrealized appreciation aggregated $9,895,552,433, of which $10,062,614,207 represented appreciated securities and $167,061,774 represented depreciated securities.

For the year ended December 31, 2004, purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $11,475,134,108 and $3,839,712,362, respectively.

9 / Dodge & Cox Stock Fund

Notes to Financial Statements (continued)

Note 4 — Investments in Affiliates

Each of the companies listed below is considered to be an affiliate of the Fund because the Fund owned at least 5% of the company’s voting securities during the year ended December 31, 2004. Transactions during the period in securities of affiliated companies were as follows:

	Shares at Beginning of Period	Additions	Reductions	Shares at End of Period	Dividend Income [2]	Market Value of Investment in Affiliates at December 31, 2004
AT&T Corp.	41,562,080	10,654,720	(208,600)	52,008,200	$49,128,951	$991,276,292
Akzo Nobel N.V. ADR (Netherlands)	13,562,223	4,697,400	(72,900)	18,186,723	19,561,783	772,753,859
Amerada Hess Corp.	5,639,100	5,000	(1,297,400)	4,346,700	6,005,130	—[1]
BMC Software, Inc.	2,518,500	9,316,400	(47,300)	11,787,600	—[4]	219,249,360
CIT Group, Inc.	11,320,000	16,000	(1,765,900)	9,570,100	5,823,675	—[1]
Computer Sciences Corp.	7,718,300	5,227,000	(51,700)	12,893,600	—[4]	726,812,232
Compuware Corp.	19,401,100	33,600	(77,600)	19,357,100	—[4]	125,240,437
Delphi Corp.	30,557,032	5,639,200	(144,600)	36,051,632	9,891,534	325,185,721
Dillard's Inc. Class A	5,190,700	7,600	(20,800)	5,177,500	831,112	139,119,425
Electronic Data Systems Corp.	24,105,200	9,232,400	(133,200)	33,204,400	12,631,350	767,021,640
Engelhard Corp.	5,682,700	608,400	(25,000)	6,266,100	2,590,291	192,181,287
Equity Office Properties Trust	18,569,200	3,780,000	(88,900)	22,260,300	31,292,248[3]	648,219,936
Fluor Corp.	4,386,550	6,500	(17,500)	4,375,550	2,808,912	238,511,231
Genuine Parts Co.	8,976,800	12,900	(35,900)	8,953,800	10,777,770	394,504,428
HCA, Inc.	15,210,800	11,313,600	(106,000)	26,418,400	9,306,895	1,055,679,264
May Department Stores Co.	16,320,900	1,645,300	(71,800)	17,894,400	17,023,864	526,095,360
NCR Corp.	5,819,800	5,200	(2,113,100)	3,711,900	—[4]	—[1]
Nova Chemicals Corp. (Canada)	5,756,770	7,600	(1,011,800)	4,752,570	1,474,691	224,796,561
Storage Technology Corp.	6,000,100	2,406,200	(895,100)	7,511,200	—[4]	237,429,032
Union Pacific Corp.	5,744,050	8,172,500	(55,600)	13,860,950	14,127,540	932,148,887
Unocal Corp.	13,155,700	880,600	(2,579,900)	11,456,400	10,866,780	—[1]
Whirlpool Corp.	3,291,350	1,114,300	(17,600)	4,388,050	6,652,745	303,696,941
Xerox Corp.	41,985,600	3,962,500	(183,600)	45,764,500	—[4]	—[1]

					$210,795,271	$8,819,921,893

[1]	Company was not an affiliate at the end of the period
[2]	Net of foreign taxes, if any
[3]	In addition to dividend income, also paid capital gain distributions of $5,754,837
[4]	Non-income producing

Dodge & Cox Stock Fund / 10

Financial Highlights

SELECTED DATA AND RATIOS (for a share outstanding throughout each year)			Year Ended December 31,
	2004	2003	2002	2001	2000
Net asset value, beginning of year	$113.78	$ 88.05	$100.51	$ 96.67	$100.52

Income from investment operations:
Net investment income	1.54	1.60	1.53	1.72	2.06
Net realized and unrealized gain (loss)	20.08	26.59	(12.06)	7.05	13.28

Total from investment operations	21.62	28.19	(10.53)	8.77	15.34

Distributions to shareholders from:
Net investment income	(1.53)	(1.62)	(1.51)	(1.73)	(2.09)
Net realized gain	(3.65)	(0.84)	(0.42)	(3.20)	(17.10)

Total distributions	(5.18)	(2.46)	(1.93)	(4.93)	(19.19)

Net asset value, end of year	$130.22	$113.78	$ 88.05	$100.51	$ 96.67

Total return	19.16%	32.35%	(10.52)%	9.33%	16.30%
Ratios/supplemental data:
Net assets, end of year (millions)	$43,266	$29,437	$14,036	$9,396	$5,728
Ratio of expenses to average net assets	0.53%	0.54%	0.54%	0.54%	0.54%
Ratio of net investment income to average net assets	1.32%	1.72%	1.74%	1.80%	2.13%
Portfolio turnover rate	11%	8%	13%	10%	32%

11 / Dodge & Cox Stock Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Dodge & Cox Funds and Shareholders of Dodge & Cox Stock Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Dodge & Cox Stock Fund (the “Fund”, one of the series constituting Dodge & Cox Funds) at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 18, 2005

Dodge & Cox Stock Fund / 12

Special 2004 Tax Information (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code:

The Fund designates $600,784,411 of its distributions paid to shareholders in 2004 as qualified dividends (treated for federal income tax purposes in the hands of shareholders as taxable at a maximum rate of 15%).

For shareholders that are corporations, the Fund designates 52% of its ordinary dividends (including short-term gains) paid to shareholders in 2004 as dividends from domestic corporations eligible for the corporate dividends received deduction, provided that the shareholder otherwise satisfies applicable requirements to claim that deduction.

Fund’s Holdings

The Funds provide a complete list of their holdings four times in each fiscal year, at the quarter-ends. The lists appear in the Funds’ First Quarter, Semi-Annual, Third Quarter and Annual Reports to shareholders. The Funds file the lists with the Securities and Exchange Commission (SEC) on Form N-CSR (second and fourth quarters) and Form N-Q (first and third quarters). Shareholders may view the Funds’ Forms N-CSR and N-Q on the SEC’s website at www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by 1-202-942-8090 (direct) or 1-800/SEC-0330 (general SEC number). A complete list of the Funds’ quarter-end holdings are also available at www.dodgeandcox.com on or about 15 days following each quarter end.

Proxy Voting

For a free copy of the Fund’s proxy voting policies and procedures, please call (800) 621-3979, visit www.dodgeandcox.com or the Securities and Exchange Commission’s web site at www.sec.gov. Information regarding how Dodge & Cox, on behalf of the Fund, voted proxies relating to the Fund’s portfolio securities for the most recent twelve-month period ending June 30 is available at www.dodgeandcox.com or the SEC’s web site at www.sec.gov.

13 / Dodge & Cox Stock Fund

THIS PAGE INTENTIONALLY LEFT BLANK

Dodge & Cox Stock Fund / 14

Dodge & Cox Funds—Executive Officer & Trustee Information (unaudited)

Name (Age) and Address*	Position with Trust (Year of Election or Appointment)	Principal Occupation During Past 5 Years	Other Directorships Held by Trustees
Interested Trustees & Officers
Harry R. Hagey (63)	Chairman and Trustee (Trustee since 1975)	Chairman, Chief Executive Officer and Director of Dodge & Cox, Portfolio Manager and member of Investment Policy Committee (IPC)	—
John A. Gunn (61)	President and Trustee (Trustee since 1985)	President, Chief Investment Officer and Director of Dodge & Cox, Portfolio Manager, and member of IPC, Fixed Income Strategy Committee (FISC) and International Investment Policy Committee (IIPC)	—
Dana M. Emery (43)	Vice President and Trustee (Trustee since 1993)	Senior Vice President and Director of Dodge & Cox, Manager of the Fixed Income Department, Portfolio Manager, and member of IPC and FISC	—
A. Horton Shapiro (65)	Executive Vice President (Officer since 1985)	Senior Vice President and Director of Dodge & Cox and Portfolio Manager	—
Katherine Herrick Drake (50)	Vice President (Officer since 1993)	Vice President of Dodge & Cox and Portfolio Manager	—
Kenneth E. Olivier (52)	Vice President (Officer since 1992)	Executive Vice President (since 2002) and Director of Dodge & Cox, Portfolio Manager and member of IPC	—
Diana S. Strandberg (45)	Vice President (Officer since 2001)	Vice President of Dodge & Cox, Portfolio Manager and member of the IIPC
John M. Loll (38)	Treasurer and Assistant Secretary (Officer since 2000)	Vice President and Treasurer of Dodge & Cox	—
Thomas M. Mistele (51)	Secretary and Assistant Treasurer (Officer since 2000)	Chief Operating Officer (since 2004), Secretary and General Counsel of Dodge & Cox	—
Marcia P. Venegas (36)	Chief Compliance Officer (Officer since 2004)	Chief Compliance Officer of the Trust (since 2004), Compliance Officer of Dodge & Cox (2003-2004); Compliance and Business Risk Manager of Deutsche Asset Management, Australia Limited (1999-2001)	—
Independent Trustees
William F. Ausfahl (64)	Trustee (Since 2002)	CFO, The Clorox Co. (1982-1997); Director, The Clorox Co. (1984-1997)	—
L. Dale Crandall (63)	Trustee (Since 1999)	President, Kaiser Foundation Health Plan, Inc. and Kaiser Foundation Hospitals (2000-2002); Senior Vice President–Finance and Administration & CFO, Kaiser Foundation Health Plan, Inc. and Kaiser Foundation Hospitals (1998-2000)	Director, Union BanCal Corporation (bank holding company) and Union Bank of California (commercial bank) (2001-Present); Director, Covad Communications Group (broadband communications services) (2002-Present); Director, Ansell Limited (medical equipment and supplies) (2002-Present); Director, BEA Systems, Inc. (software and programming) (2003-Present); Director, Coventry Health Care, Inc. (managed healthcare) (2004-Present)
Thomas A. Larsen (55)	Trustee (Since 2002)	Director in Howard, Rice, Nemerovski, Canady, Falk & Rabkin (law firm)	—
Will C. Wood (65)	Trustee (Since 1992)	Principal, Kentwood Associates, Financial Advisers	Director, Banco Latinoamericano de Exportaciones S.A. (Latin American Foreign Trade Bank) (1999-Present); Director, Dover Investment Corp. (real estate development) (1992-Present)
*	The address for each Officer and Trustee is 555 California Street, 40th Floor, San Francisco, California 94104. Each Officer and Trustee oversees all four series in the Dodge & Cox Funds complex and serves for an indefinite term.

Additional information about the Trust’s Trustees is available in the Trust’s Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting Dodge & Cox Funds at (800) 621-3979.

International

Stock Fund

Established 2001

4th Annual Report

December 31, 2004

2004

International Stock Fund

www.dodgeandcox.com

For Fund literature, transactions and account

information, please visit the Funds’ web site.

or write or call:

Dodge & Cox Funds

c/o Boston Financial Data Services

P.O. Box 8422

Boston, Massachusetts 02266-8422

(800) 621-3979

Investment Manager

Dodge & Cox

555 California Street, 40th Floor

San Francisco, California 94104

(415) 981-1710

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.

This report reflects our views, opinions and portfolio holdings as of December 31, 2004, the end of the reporting period.  Any such views are subject to change at any time based upon market or other conditions and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

12/04 ISF AR       Printed on recycled paper

To Our Shareholders

The Dodge & Cox International Stock Fund had a total return of 32.5% for the year ended 2004, compared to a total return of 20.2% for the Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE) benchmark. Since inception on May 1, 2001, the Fund had an annualized total return of 13.6% compared to 4.9% for the MSCI EAFE.

At year-end, the Fund had net assets of $4.2 billion and a cash position of 7.9%. The share price of the Fund rose from $23.48 at the end of 2003 to $30.64 on December 31, 2004. In addition, during the year, the Fund distributed income per share of $0.24 per share, short-term capital gain of $0.12 per share and long-term capital gain of $0.10 per share.

Performance Review

The International Stock Fund performed well on an absolute basis and relative to the MSCI EAFE. The following are performance perspectives:

•	Investments in the United Kingdom, Europe, and Japan each contributed over 3% of outperformance relative to the MSCI EAFE.
•	Investments in the Materials, Energy, and Consumer Discretionary sectors each contributed over 2% of outperformance relative to the MSCI EAFE benchmark.
•	Investments in a number of strong performers including Stolt Offshore (up 164%), Standard Bank (up 106%), Yara (up 79%), Nova (up 76%), Makita (up 78%) and Kidde (up 72%).

Although no one sector of the Fund negatively impacted performance, two individual holdings were particularly weak. Converium Holdings, a Swiss re-insurance company, lost 19% of its value since the Fund’s initial purchase. Seiko Epson, a Japanese manufacturer of color inkjet printers, lost 4% of its value in 2004.

While we are pleased with the performance over the past few years, extrapolating future returns from the recent past is neither prudent nor realistic. When the Fund began on May 1, 2001, the initial net asset value (NAV) was $20.00. On March 12, 2003, after a severe market downturn, the NAV reached a low of $13.34. While we do not expect such severe price movements in the future, they cannot be ruled out. We urge fellow shareholders to invest with an eye on the long term.

Common Threads Through All Our Funds

As the Fund has grown and the number of shareholders has increased dramatically, we would like to take this opportunity to review how Dodge & Cox’s investment philosophy is implemented in the International Stock Fund.

As is the case with all of the Dodge & Cox Funds, we analyze the International Stock Fund’s investments using a three-to-five year investment horizon and adhere to a strict price discipline. Through a research-intensive process, we search for companies whose current stock valuations do not reflect our outlook for their long-term earnings and cash flow prospects. With this bottom-up approach, we construct an economically and geographically diversified portfolio of international stocks.

The Emerging Consumer

The developing world is playing a larger role both as an engine of global growth and as a catalyst for change at many companies. The developing world now represents approximately 85% of the world’s population, yet only 20% of its gross production.

We believe this disparity between population and production could be reduced over time as many companies are now increasing their productive capacity in the developing world (e.g., Honda’s motorcycle plants in India and Nestle’s expansion of operations in China). This growth in capacity should lead to more and higher wage earners, and consequently, more consumption. The expanding class of consumers should, in turn, necessitate additional investments in capacity—a beneficial cycle of economic growth.

We expect few companies—regardless of whether they are based inside or outside of the developing world—to be immune from at least one of the following collateral effects of global development:

•	New market demand: Energy and materials companies, like Royal Dutch Shell, BHP Billiton and Rio Tinto, have benefited greatly as growth in the developing world has boosted demand and pricing for their commodities.
•	New investment opportunities: Companies such as Unilever, Nestle, Standard Chartered, Honda and Suzuki are focused on strengthening their footholds in these growing markets.
•	New competition forces change: The threat of competition from companies in these new economies has forced companies based in the developed world, such as Bayer, Matsushita and Sony, to restructure their operations and move more aggressively than before. Companies are also being forced to place a greater emphasis on financial transparency and shareholder returns in order to attract capital from the global investor.

Foreign Currency and Stock Selection

There are numerous experts predicting a continued decline in the U.S. dollar given our nation’s large trade and fiscal deficits. All else being equal, when the dollar declines, foreign securities increase in value in dollar terms. While it may be the case that the dollar continues to decline, currency movements can be highly volatile and unpredictable in the short-term, as evidenced in 2004.

1 / Dodge & Cox International Stock Fund

In the fourth quarter last year, a declining U.S. dollar contributed meaningfully to the total return of the Fund and the market as measured by the MSCI EAFE. Currency impacts (defined as the differential between local currency returns and U.S. dollar returns) were over half of the market’s 15.3% return. However, currency impacts actually hurt returns for the nine months ended September 30, with the MSCI EAFE up 5.5% in local currency, but only 4.3% in U.S. dollar terms.

Since 1970, when the MSCI EAFE was created, through the end of 2004, earnings growth and dividend yield has provided most of the market’s total return. Accordingly, we evaluate currency movements in the context of how they might impact an individual company’s long-term earnings and cash flow prospects.

Currency movements can have a different effect on a company, depending on its geographical mix of revenues and costs. For example, Honda, the Japanese automaker, has a large revenue base in the U.S., but a significant cost base in Japan. Consequently, a declining dollar hurts Honda’s margins, as U.S. dollar revenues are translated into fewer Yen, while Yen-based costs remain unchanged. Honda is responding to this challenge by increasing its overseas production capabilities to better match its revenues with its costs. Honda also hedges its currency exposure on an opportunistic basis. In contrast, a company such as Aderans, a Japanese wig-maker, has most of its revenues and costs in Japan; thus, a weak dollar has little impact on its profitability.

In Closing

Looking forward, we do not expect the high returns of the past two years for the Fund and the MSCI EAFE to be repeated. That said, the world’s equity markets do not always move in sync and over half of the world’s leading companies are domiciled outside of the U.S., so investing internationally adds diversification to one’s portfolio. We encourage our shareholders to look beyond short-term price swings, and take a long-term view toward international investing.

Thank you for the continued confidence you have placed in our firm as a shareholder of the International Stock Fund. As always, we welcome your comments and questions.

Sincerely,

Harry R. Hagey Chairman February 18, 2005	Diana S. Strandberg Vice President

Investment Performance

Total return for periods ended December 31, 2004

Average Annual Total return for periods ending December 31, 2004

	1 Year	3 Years	Since Inception (5/1/01)
Dodge & Cox International Stock Fund*	32.46%	19.81%	13.63%
MSCI EAFE	20.24	11.89	4.91

Past performance does not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Mutual fund performance changes over time and currently may be significantly lower than stated above. Performance is updated and published monthly. Visit the Fund’s web site at www.dodgeandcox.com or call 800-621-3979 for current performance figures.

*	Through April 30, 2005, Dodge & Cox has contractually agreed to reimburse the Fund for all ordinary expenses to the extent necessary to maintain total Fund operating expenses at 0.90%. Expense reimbursements were paid since the Fund’s inception through June 30, 2003, but have not been required after this point as assets in the Fund increased and the Fund’s ratio of expenses to average net assets fell below 0.90%. Without reimbursement, returns for the Fund for periods beginning before June 30, 2003 would have been lower.

The Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE) is a widely recognized benchmark of the world’s stock markets, excluding the United States. The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable on these distributions. Index returns include dividends and, unlike Fund returns, do not reflect fees or expenses.

Morgan Stanley®, Morgan Stanley Capital International, and EAFE® are trademarks of Morgan Stanley.

Risks of International Investing: Foreign investing, especially in developing countries,

has special risks such as currency and market volatility and political and social instability.

These and other risk considerations are

discussed in the Fund’s prospectus.

Dodge & Cox International Stock Fund / 2

Fund Expenses

As a shareholder of the Fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a Fund’s gross income, directly reduce the investment return of the Fund. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates the Fund’s costs in two ways:

Actual Fund Expenses

This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical Example for Comparison

This section is intended to help you compare the Fund’s costs with those of other mutual Funds. It assumes that the Fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the Fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess the Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended December 31, 2004	Beginning Account Value 7/1/2004	Ending Account Value 12/31/2004	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,203.70	$4.19
Based on Hypothetical 5% Yearly Return	1,000.00	1,021.20	3.84

*	These calculations are based on expenses incurred in the most recent fiscal half-year. The Fund’s annualized six-month expense ratio for that period is 0.76%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

The expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, account maintenance fees or charges by processing organizations. While other mutual funds may charge such fees, please note that the Fund does not charge any transaction fee (e.g., redemption fee), account maintenance fee (e.g., small account fee), nor does it charge a “sales load.”

3 / Dodge & Cox International Stock Fund

Fund Information	December 31, 2004

General Information

Net Asset Value Per Share	$30.64
Total Net Assets (millions)	$4,203
2004 Expense Ratio	0.77%
2004 Turnover Ratio	6%
30-Day SEC Yield[1]	1.43%
Fund Inception Date	May 1, 2001

Investment Manager:  Dodge & Cox, San Francisco. Managed by the International Investment Policy Committee, whose seven members’ average tenure at Dodge & Cox is 16 years.

Asset Allocation

Portfolio Characteristics	Fund	MSCI EAFE
Number of Stocks	67	1,070
Median Market Capitalization (billions)	$11	$3
Weighted-Average Market Capitalization (billions)	$40	$45
Price-to-Earnings Ratio[2]	14x	16x
Price-to-Book Value Ratio	1.8x	2.1x

Ten Largest Holdings	% of Fund
GlaxoSmithKline PLC ADR (United Kingdom)	3.0
Sony ADR (Japan)	2.9
Electrolux A.B. (Sweden)	2.8
Royal Dutch Petroleum (Netherlands)	2.7
KT Corp. ADR (South Korea)	2.4
Lafarge S.A. (France)	2.2
Banco Santander Central Hispano (Spain)	2.2
Uniao de Bancos Brasileiros GDR (Brazil)	2.2
Petroleo Brasileiro S.A. ADR (Brazil)	2.2
Royal Bank of Scotland Group PLC (United Kingdom)	2.1

Region Diversification	Fund	MSCI EAFE
Europe (excluding United Kingdom)	39.4%	45.3%
Japan	16.2	21.9
United Kingdom	13.1	25.0
Pacific (excluding Japan)	8.8	7.8
Latin America	8.7	0.0
United States[3]	2.1	0.0
Africa	1.9	0.0
Middle East	1.1	0.0
Canada	0.8	0.0

Sector Diversification	Fund	MSCI EAFE
Financials	18.1%	27.6%
Materials	17.2	7.3
Consumer Discretionary	14.6	12.3
Energy	10.4	8.1
Consumer Staples	7.4	8.1
Health Care	6.5	8.0
Information Technology	6.0	6.3
Telecommunication Services	4.5	7.6
Industrials	4.4	9.5
Utilities	3.0	5.2

[1]	SEC Yield is an annualization of the Fund’s total net investment income per share for the 30-day period ended on the last day of the month.
[2]	The Fund’s price-to-earnings (P/E) ratio is calculated using fiscal year-end earnings and excludes extraordinary items.
[3]	In the fourth quarter of 2004 News Corp. reincorporated as a Delaware corporation (formerly New South Wales, Australia) headquartered in New York, NY (formerly Sydney, Australia).

Dodge & Cox International Stock Fund / 4

Portfolio of Investments	December 31, 2004

COMMON STOCKS: 85.2%

	SHARES	MARKET VALUE
MATERIALS: 17.2%
CHEMICALS: 11.5%
BASF A.G. (Germany)	1,043,400	$75,105,936
Akzo Nobel N.V. (Netherlands)	1,591,100	67,810,660
Bayer A.G. (Germany)	1,917,000	64,933,098
Kemira Oyj (Finland)	4,434,800	61,194,911
Yara International A.S.A.(a) (Norway)	3,991,310	52,463,138
Makhteshim-Agan Industries, Ltd. (Israel)	8,244,284	44,313,026
NOVA Chemicals Corp. (Canada)	751,200	35,519,360
Givaudan (Switzerland)	43,100	28,347,295
Imperial Chemical Industries PLC (United Kingdom)	4,778,000	22,092,657
Syngenta A.G. ADR(b) (Switzerland)	1,005,500	21,467,425
Kemira GrowHow Oyj (Finland)	1,511,393	11,556,687

		484,804,193
CONSTRUCTION MATERIALS: 3.0%
Lafarge S.A. (France)	973,422	93,865,731
Rinker Group Ltd. (Australia)	3,850,000	32,084,463

		125,950,194
METALS AND MINING: 2.7%
BHP Billiton Ltd. (Australia)	5,260,078	63,139,622
Rio Tinto PLC (United Kingdom)	1,684,400	49,541,842

		112,681,464

		723,435,851
FINANCIALS: 15.9%
BANKS: 13.1%
Banco Santander Central Hispano (Spain)	7,620,000	94,487,271
Royal Bank of Scotland Group PLC (United Kingdom)	2,640,972	88,773,360
Standard Bank Group Limited (South Africa)	6,746,234	78,597,365
Kookmin Bank ADR(a),(b) (South Korea)	1,906,000	74,486,480
Shinsei Bank, Ltd. (Japan)	7,865,000	53,629,366
Mitsubishi Tokyo Financial Group, Inc. ADR(b) (Japan)	4,956,800	50,658,496
Danske Bank (Denmark)	1,445,300	44,253,838
DBS Group Holdings Ltd. (Singapore)	4,142,000	40,854,132
Standard Chartered PLC (United Kingdom)	1,405,000	26,107,225

		551,847,533
DIVERSIFIED FINANCIALS: 1.9%
Credit Suisse Group (Switzerland)	1,570,000	65,899,192
Euler & Hermes (France)	210,100	14,467,103

		80,366,295
INSURANCE: 0.9%
Converium Holdings AG (Switzerland)	4,233,328	37,731,190

		669,945,018

	SHARES	MARKET VALUE
CONSUMER DISCRETIONARY: 14.6%
CONSUMER DURABLES & APPAREL: 9.0%
Sony Corp. ADR(b) (Japan)	3,146,500	$122,587,640
Electrolux A.B. (Sweden)	5,067,700	116,011,085
Matsushita Electric Industrial Co., Ltd. ADR(b) (Japan)	3,431,700	55,078,785
Consorcio Ara S.A.(a,d) (Mexico)	18,217,700	54,769,178
Makita Corp. (Japan)	883,000	15,457,783
Corporacion Geo S.A.(a) (Mexico)	7,191,600	14,392,235

		378,296,706
AUTOMOBILES & COMPONENTS: 3.0%
Honda Motor Co. Ltd. ADR(b) (Japan)	2,020,800	52,662,048
Fiat SPA ADR(a, b) (Italy)	4,960,700	39,586,386
Suzuki Motor Corp. (Japan)	1,893,000	34,618,239

		126,866,673
MEDIA: 2.1%
News Corp. Class A(b, c) (United States)	4,748,292	88,603,129

HOTELS, RESTAURANTS & LEISURE: 0.5%
InterContinental Hotels Group PLC (United Kingdom)	1,518,461	18,863,756

		612,630,264
ENERGY: 8.2%
Royal Dutch Petroleum Co.(b) (Netherlands)	2,000,000	114,760,000
Norsk Hydro A.S.A. ADR(b) (Norway)	1,061,500	83,561,280
Total (France)	303,500	66,240,276
Stolt Offshore S.A. ADR(a, b) (Norway)	6,950,200	45,176,300
Schlumberger Ltd.(b) (Netherlands Antilles)	540,700	36,199,865

		345,937,721
CONSUMER STAPLES: 7.4%
FOOD, BEVERAGE AND TOBACCO: 6.2%
Nestle S.A. (Switzerland)	326,000	85,164,208
Unilever N.V.(b) (Netherlands)	1,113,900	74,308,269
Fomento Economico Mexicano, S.A. de C.V. ADR(b) (Mexico)	1,377,400	72,465,014
Kikkoman Corp. (Japan)	2,891,000	27,592,507

		259,529,998
PERSONAL PRODUCTS: 1.2%
Aderans Co.(d) (Japan)	2,233,200	51,704,040

		311,234,038
INFORMATION TECHNOLOGY: 6.0%
TECHNOLOGY HARDWARE & EQUIPMENT: 6.0%
Brother Industries, Ltd. (Japan)	8,000,000	68,070,141
Seiko Epson Corp. (Japan)	1,499,200	66,784,076
LG.Philips LCD Co., Ltd. ADR(a,b) (South Korea)	3,400,000	61,166,000
Oce N.V. (Netherlands)	3,649,767	55,815,021

		251,835,238

5 / Dodge & Cox International Stock Fund	See accompanying Notes to Financial Statements

Portfolio of Investments	December 31, 2004

COMMON STOCKS (continued)

	SHARES	MARKET VALUE
HEALTH CARE: 4.9%
PHARMACEUTICALS & BIOTECHNOLOGY: 3.0%
GlaxoSmithKline PLC ADR(b) (United Kingdom)	2,675,000	$126,768,250

HEALTH CARE EQUIPMENT & SERVICES: 1.9%
MEDICEO Holdings Co., Ltd. (Japan)	7,153,500	80,574,273

		207,342,523
TELECOMMUNICATION SERVICES: 4.5%
KT Corp. ADR(b) (South Korea)	4,588,400	100,073,004
Vodafone Group PLC ADR(b) (United Kingdom)	3,205,000	87,752,900

		187,825,904
INDUSTRIALS: 4.4%
CAPITAL GOODS: 3.3%
Volvo A.B. (Sweden)	1,231,600	48,875,960
Kidde PLC (United Kingdom)	13,230,200	42,263,495
Sulzer A.G. (Switzerland)	65,500	26,011,921
CNH Global N.V.(b) (Netherlands)	1,027,220	19,897,251

		137,048,627
ELECTRONIC EQUIPMENT & INSTRUMENTS: 1.1%
Nexans(d) (France)	1,166,440	45,830,901

		182,879,528
UTILITIES: 2.1%
National Grid Transco PLC (United Kingdom)	5,500,000	52,339,447
Scottish Power PLC ADR(b) (United Kingdom)	1,140,600	35,541,096

		87,880,543

Total Common Stocks (Cost $2,976,857,630)		3,580,946,628

PREFERRED STOCKS: 6.9%
	SHARES	MARKET VALUE
ENERGY: 2.2%
Petroleo Brasileiro S.A. ADR(b) (Brazil)	2,495,700	$90,369,297
FINANCIALS: 2.2%
BANKS: 2.2%
Uniao de Bancos Brasileiros Sponsored GDR(b) (Brazil)	2,916,500	92,511,380
HEALTH CARE: 1.6%
HEALTH CARE EQUIPMENT & SERVICES: 1.6%
Fresenius Medical Care (Germany)	1,168,041	67,658,861
UTILITIES: 0.9%
Ultrapar Participacoes S.A. ADR(b) (Brazil)	2,005,900	39,736,879

Total Preferred Stocks (Cost $214,655,775)		290,276,417

SHORT-TERM INVESTMENTS: 8.6%

	PAR VALUE	MARKET VALUE
SSgA Prime Money Market Fund(b)	$20,553,941	$20,553,941
State Street Repurchase Agreement, 1.40%, 1/3/05(b), maturity value $272,049,735 (collateralized by U.S. Treasury Securities, value $277,475,765, 4.875%–8.125%, 2/15/12–8/15/19)	272,018,000	272,018,000
U.S. Treasury Bills, 1/27/05(b)	70,000,000	69,913,550

Total Short-Term Investments (Cost $362,485,491)		362,485,491

TOTAL INVESTMENTS (Cost $3,553,998,896)	100.7%	4,233,708,536
OTHER ASSETS LESS LIABILITIES	(0.7)	(30,778,830)

TOTAL NET ASSETS	100.0%	$4,202,929,706

(a)	Non-income producing
(b)	Securities denominated in U.S. Dollars
(c)	In the fourth quarter of 2004 News Corp. reincorporated as a Delaware corporation (formerly New South Wales, Australia) headquartered in New York, NY (formerly Sydney, Australia).
(d)	Affiliated issuers. See Note 4 of Notes to Financial Statements.

See accompanying Notes to Financial Statements	Dodge & Cox International Stock Fund / 6

Statement of Assets and Liabilities

December 31, 2004
Assets:
Investments, (identified cost $3,553,998,896)
Unaffiliated issuers, at market value	$4,081,404,417
Affiliated issuers, at market value	152,304,119

$4,233,708,536
Cash denominated in foreign currency (identified cost $221,222)	221,222
Receivable for Fund shares sold	29,945,316
Dividends and interest receivable	10,013,082
Prepaid expenses and other assets	10,764

4,273,898,920

Liabilities:
Payable for investments purchased	67,096,968
Payable for Fund shares redeemed	1,069,918
Management fees payable	1,933,181
Accounts payable	869,147

70,969,214

Net Assets	$4,202,929,706

Net Assets Consist of:
Paid in capital	$3,518,374,512
Accumulated undistributed net investment income	2,145,796
Accumulated undistributed net realized gain on investments	2,649,321
Net unrealized appreciation on investments	679,760,077

$4,202,929,706

Fund shares outstanding (par value $0.01 each, unlimited shares authorized)	137,156,518
Net asset value per share	$30.64

Statement of Operations
Year Ended December 31, 2004
Investment Income:
Dividends (net of foreign taxes of $4,816,449)
Unaffiliated issuers	$46,122,586
Affiliated issuers	605,629
Interest	1,444,899

48,173,114

Expenses:
Management fees	10,819,237
Custodian and fund accounting fees	987,536
Transfer agent fees	943,494
Professional services	89,707
Shareholder reports	252,241
Registration fees	751,446
Trustees’ fees	82,000
Miscellaneous	8,181

13,933,842

Net Investment Income	34,239,272

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency:
Net realized gain (loss) from:
Investments in unaffiliated issuers	38,891,684
Investments in affiliated issuers	—
Foreign currency transactions	(1,092,235)
Net change in unrealized appreciation	579,342,103

Net realized and unrealized gain	617,141,552

Net Increase in Net Assets from Operations	$651,380,824

Statement of Changes in Net Assets

	Year Ended December 31, 2004	Year Ended December 31, 2003
Operations:
Net investment income	$34,239,272	$3,611,292
Net realized gain (loss)	37,799,449	(5,919,747)
Net change in unrealized appreciation	579,342,103	118,219,534

Net increase in net assets from operations	651,380,824	115,911,079

Distributions to
Shareholders from:
Net investment income	(32,093,476)	(3,707,922)
Net realized gain	(27,805,906)	(22,032)

Total distributions	(59,899,382)	(3,729,954)

Fund Share Transactions:
Amounts received from sale of shares	3,130,085,912	505,237,353
Net asset value of shares issued in reinvestment of distributions	55,967,564	3,479,385
Amounts paid for shares redeemed	(229,499,144)	(82,943,027)

Net increase from fund share transactions	2,956,554,332	425,773,711

Total increase in net assets	3,548,035,774	537,954,836

Net Assets:
Beginning of year	654,893,932	116,939,096

End of year (including undistributed net investment income of $2,145,796 and $0, respectively)	$4,202,929,706	$654,893,932

Shares sold	116,358,049	24,888,635
Shares issued in reinvestment of distributions	1,836,809	149,716
Shares redeemed	(8,933,703)	(4,541,214)

Net increase in shares outstanding	109,261,155	20,497,137

7 / Dodge & Cox International Stock Fund	See accompanying Notes to Financial Statements

Notes to Financial Statements

Note 1 — Organization and Significant Accounting Policies

Dodge & Cox International Stock Fund (the “Fund”) is one of the funds constituting the Dodge & Cox Funds (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund’s predecessor, Dodge & Cox International Equity Fund, L.L.C. (the “LLC”), was organized on October 25, 1999 as a private investment company that converted into, and had the same investment manager as, the Fund. The Fund was capitalized on April 30, 2001 upon the transfer of assets from the LLC and commenced operations on May 1, 2001. The Fund seeks long-term growth of principal and income, and the Fund invests primarily in a diversified portfolio of foreign stocks. Foreign investing, especially in developing countries, has special risks such as currency and market volatility and political and social instability. These and other risk considerations are discussed in the Fund’s Prospectus.

The Fund consistently follows accounting policies which are in conformity with accounting principles generally accepted in the United States of America. In preparing these financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Significant accounting policies are as follows:

Security valuation. The Fund’s net assets are valued as of the close of trading on the New York Stock Exchange (the “NYSE”), generally 4:00 p.m. Eastern Time, each day that the NYSE is open for business. Listed securities are valued at market, using as a price the official quoted close price or the last sale on the date of determination on the principal exchange on which such securities are traded or, if not available, at the mean between the exchange listed bid and ask prices for the day. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Security values are not discounted based on the size of the Fund’s position. Securities for which market quotations are not readily available or whose values have been materially affected by events occurring before the Fund’s pricing time but after the close of the securities’ primary markets are valued at fair value as determined in good faith by or at the direction of the Board of Trustees. For securities that do not trade during NYSE hours, fair value determinations are based on analyses of market movements after the close of those securities’ primary markets, and include reviews of developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. Pricing services are used to obtain closing market prices and to compute certain fair value adjustments utilizing computerized pricing models. When fair value pricing is employed, the prices of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities. Foreign securities are converted to U.S. dollars using prevailing exchange rates. Short-term securities are valued at amortized cost which approximates current value.

Foreign Currency Translation. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions. Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investments.

The Fund may enter into forward foreign currency exchange contracts in order to reduce the exposure to changes in foreign currency exchange rates on the foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies.

Security transactions and related investment income. Security transactions are recorded by the Fund as of the date the trades are executed with brokers. Realized gains and losses on securities sold are determined on the basis of identified cost. Dividend income and corporate action transactions are recorded on the ex-dividend date, except for certain dividends or corporate actions from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends have been

Dodge & Cox International Stock Fund / 8

Notes to Financial Statements (continued)

provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received in excess of income are recorded as a reduction of cost of investments and/or realized gain. Interest income is recorded on the accrual basis.

Expenses. Expenses are recorded on the accrual basis. Most expenses of the Trust can be directly attributed to a specific fund. Expenses which cannot be directly attributed are apportioned among all of the funds in the Trust.

Repurchase agreements. The Fund may enter into repurchase agreements secured by U.S. government securities which involve the purchase of securities from a counterparty with a simultaneous commitment to resell the securities at an agreed-upon date and price. It is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. In the event of default by the counterparty, the Fund has the contractual right to liquidate the securities and to apply the proceeds in satisfaction of the obligation.

Income taxes and distributions to shareholders. No provision for federal income taxes has been included in the accompanying financial statements since the Fund intends to distribute all of its taxable income and continue to comply with requirements for regulated investment companies. Distributions to shareholders of income and capital gains are reflected in the net asset value per share computation on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Temporary differences between financial statement and tax treatments may occur when certain items of income, expense, gain or loss are recognized in different periods for financial statement and tax purposes. Differences in classification may also arise due to the treatment of short-term realized gains and currency transaction realized gains as ordinary income for tax purposes. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. These adjustments have no impact on net assets or results of operations.

Note 2 — Related Party Transactions

Management fees. Under a written agreement, the Fund pays an annual management fee of 0.60% of the Fund’s average daily net asset value to Dodge & Cox, investment manager of the Fund.

Expense Reimbursement. For the period May 1, 2001 through April 30, 2005, Dodge & Cox has contractually agreed to reimburse the Fund for all ordinary expenses to the extent necessary to maintain the ratio of expenses to average net assets at 0.90%.

Trustees’ fees. All officers and three of the trustees of the Trust are officers and employees of Dodge & Cox. Those trustees who are not affiliated with Dodge & Cox receive from the Trust an annual fee plus an attendance fee for each Board or Committee meeting attended. Payments to trustees are shared equally among each fund in the Trust. The Trust does not pay any other remuneration to its officers or trustees.

Indemnifications. Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

Note 3 — Distributions Paid, Distributable Earnings and Investment Transactions

Distributions paid during the years ended December 31, 2004 and 2003 were characterized as follows for federal tax purposes:

	2004	2003
Ordinary income	$46,566,757	$3,729,954
	($0.36 per share)	($0.14 per share)
Long-term capital gain	$13,332,625	none
	($0.10 per share)

At December 31, 2004, the tax basis components of accumulated undistributed income and net realized gain include $1,199,018 of ordinary income and no long-term capital gain. As permitted by federal tax law, the Fund elected to defer currency losses of $81,771 occurring between November 1, 2004 and December 31, 2004, and to treat those losses as arising in the year ending December 31, 2005. At December 31, 2004, the cost of investments for federal income tax purposes was equal to the cost for financial reporting purposes. Net unrealized appreciation of securities aggregated $679,760,077, of which $679,767,581 represented appreciated securities and $7,504 represented depreciated securities.

For the year ended December 31, 2004, purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $2,765,711,827 and $109,586,454, respectively.

9 / Dodge & Cox International Stock Fund

Notes to Financial Statements (continued)

Note 4 — Investments in Affiliates

Each of the companies listed below is considered to be an affiliate of the Fund because the Fund owned at least 5% of the company’s voting securities during the year ended December 31, 2004. Transactions during the period in securities of affiliated companies were as follows:

	Shares at Beginning of Period	Additions	Reductions	Shares at End of Period	Dividend Income[1]	Market Value of Investment in Affiliates at December 31, 2004
Aderans Co. (Japan)	1,070,000	1,163,200	—	2,233,200	$501,674	$51,704,040
Consorcio Ara S.A. (Mexico)	3,100,000	15,117,700	—	18,217,700	—	54,769,178
Nexans S.A. (France)	—	1,166,440	—	1,166,440	103,955	45,830,901
					$605,629	$152,304,119
[1]	Net of foreign taxes, if any
[2]	Non-income producing

Financial Highlights

SELECTED DATA AND RATIOS (for a share outstanding throughout each period)	Year Ended December 31,			May 1, 2001 through December 31,
	2004	2003	2002	2001
Net asset value, beginning of period	$23.48	$15.81	$18.42	$20.00

Income from investment operations:
Net investment income	0.26	0.14	0.13	0.14
Net realized and unrealized gain (loss)	7.36	7.67	(2.55)	(1.56)

Total from investment operations	7.62	7.81	(2.42)	(1.42)

Distributions to shareholders from:
Net investment income	(0.24)	(0.14)	(0.13)	(0.14)
Net realized gain	(0.22)	—	(0.06)	(0.02)

Total distributions	(0.46)	(0.14)	(0.19)	(0.16)

Net asset value, end of period	$30.64	$23.48	$15.81	$18.42

Total return	32.46%	49.42%	(13.11)%	(7.09)%
Ratios/supplemental data:
Net assets, end of period (millions)	$4,203	$655	$117	$25
Ratio of expenses to average net assets	0.77%	0.82%	0.90%	0.90%*
Ratio of expenses to average net assets, before reimbursement by investment manager	0.77%	0.84%	1.03%	2.47%*
Ratio of net investment income to average net assets	1.90%	1.53%	1.30%	1.74%*
Portfolio turnover rate	6%	11%	12%	23%

*	Annualized

Dodge & Cox International Stock Fund / 10

Report of Independent Registered Public Accounting Firm

To the Trustees of Dodge & Cox Funds and Shareholders of Dodge & Cox International Stock Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Dodge & Cox International Stock Fund (the “Fund”, one of the series constituting Dodge & Cox Funds) at December 31, 2004, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 18, 2005

11 / Dodge & Cox International Stock Fund

Special 2004 Tax Information (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code:

In 2004, the Fund has elected to pass through to shareholders foreign source income of $47,140,030 and foreign taxes paid of $4,089,685.

The Fund designates $46,100,326 of its distributions paid to shareholders in 2004 as qualified dividends (treated for federal income tax purposes in the hands of shareholders as taxable at a maximum rate of 15%).

Fund’s Holdings

The Funds provide a complete list of their holdings four times in each fiscal year, at the quarter-ends. The lists appear in the Funds’ First Quarter, Semi-Annual, Third Quarter and Annual Reports to shareholders. The Funds file the lists with the Securities and Exchange Commission (SEC) on Form N-CSR (second and fourth quarters) and Form N-Q (first and third quarters). Shareholders may view the Funds’ Forms N-CSR and N-Q on the SEC’s website at www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by 1-202-942-8090 (direct) or 1-800/SEC-0330 (general SEC number). A complete list of the Funds’ quarter-end holdings are also available at www.dodgeandcox.com on or about 15 days following each quarter end.

Proxy Voting

For a free copy of the Fund’s proxy voting policies and procedures, please call (800) 621-3979, visit www.dodgeandcox.com or the Securities and Exchange Commission’s web site at www.sec.gov. Information regarding how Dodge & Cox, on behalf of the Fund, voted proxies relating to the Fund’s portfolio securities for the most recent twelve-month period ending June 30 is available at www.dodgeandcox.com or the SEC’s web site at www.sec.gov.

Dodge & Cox International Stock Fund / 12

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13 / Dodge & Cox International Stock Fund

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Dodge & Cox International Stock Fund / 14

Dodge & Cox Funds—Executive Officer & Trustee Information (unaudited)

Name (Age) and Address*	Position with Trust (Year of Election or Appointment)	Principal Occupation During Past 5 Years	Other Directorships Held by Trustees
Interested Trustees & Officers
Harry R. Hagey (63)	Chairman and Trustee (Trustee since 1975)	Chairman, Chief Executive Officer and Director of Dodge & Cox, Portfolio Manager and member of Investment Policy Committee (IPC)	—
John A. Gunn (61)	President and Trustee (Trustee since 1985)	President, Chief Investment Officer and Director of Dodge & Cox, Portfolio Manager, and member of IPC, Fixed Income Strategy Committee (FISC) and International Investment Policy Committee (IIPC)	—
Dana M. Emery (43)	Vice President and Trustee (Trustee since 1993)	Senior Vice President and Director of Dodge & Cox, Manager of the Fixed Income Department, Portfolio Manager, and member of IPC and FISC	—
A. Horton Shapiro (65)	Executive Vice President (Officer since 1985)	Senior Vice President and Director of Dodge & Cox and Portfolio Manager	—
Katherine Herrick Drake (50)	Vice President (Officer since 1993)	Vice President of Dodge & Cox and Portfolio Manager	—
Kenneth E. Olivier (52)	Vice President (Officer since 1992)	Executive Vice President (since 2002) and Director of Dodge & Cox, Portfolio Manager and member of IPC	—
Diana S. Strandberg (45)	Vice President (Officer since 2001)	Vice President of Dodge & Cox, Portfolio Manager and member of the IIPC	—
John M. Loll (38)	Treasurer and Assistant Secretary (Officer since 2000)	Vice President and Treasurer of Dodge & Cox	—
Thomas M. Mistele (51)	Secretary and Assistant Treasurer (Officer since 2000)	Chief Operating Officer (since 2004), Secretary and General Counsel of Dodge & Cox	—
Marcia P. Venegas (36)	Chief Compliance Officer (Officer since 2004)	Chief Compliance Officer of the Trust (since 2004), Compliance Officer of Dodge & Cox (2003-2004); Compliance and Business Risk Manager of Deutsche Asset Management, Australia Limited (1999-2001).	—
Independent Trustees
William F. Ausfahl (64)	Trustee (Since 2002)	CFO, The Clorox Co. (1982-1997); Director, The Clorox Co. (1984-1997)	—
L. Dale Crandall (63)	Trustee (Since 1999)	President, Kaiser Foundation Health Plan, Inc. and Kaiser Foundation Hospitals (2000-2002); Senior Vice President–Finance and Administration & CFO, Kaiser Foundation Health Plan, Inc. and Kaiser Foundation Hospitals (1998-2000)	Director, Union BanCal Corporation (bank holding company) and Union Bank of California (commercial bank) (2001-Present); Director, Covad Communications Group (broadband communications services) (2002-Present); Director, Ansell Limited (medical equipment and supplies) (2002-Present); Director, BEA Systems, Inc. (software and programming) (2003-Present); Director, Coventry Health Care Inc. (managed healthcare) (2004-Present)
Thomas A. Larsen (55)	Trustee (Since 2002)	Director in Howard, Rice, Nemerovski, Canady, Falk & Rabkin (law firm)	—
Will C. Wood (65)	Trustee (Since 1992)	Principal, Kentwood Associates, Financial Advisers	Director, Banco Latinoamericano de Exportaciones S.A. (Latin American Foreign Trade Bank) (1999-Present); Director, Dover Investment Corp. (real estate development) (1992-Present)

*	The address for each Officer and Trustee is 555 California Street, 40th Floor, San Francisco, California 94104. Each Officer and Trustee oversees all four series in the Dodge & Cox Funds complex and serves for an indefinite term.

Additional information about the Trust’s Trustees is available in the Trust’s Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting Dodge & Cox Funds at (800)-621-3979.

Balanced Fund

(Closed to New Investors)

Established 1931

74th Annual Report

December 31, 2004

2004

Balanced Fund

www.dodgeandcox.com

For Fund literature, transactions and account

information, please visit the Funds’ web site.

or write or call:

Dodge & Cox Funds

c/o Boston Financial Data Services

P.O. Box 8422

Boston, Massachusetts 02266-8422

(800) 621-3979

Investment Manager

Dodge & Cox

555 California Street, 40th Floor

San Francisco, California 94104

(415) 981-1710

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.

This report reflects our views, opinions and portfolio holdings as of December 31, 2004, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

12/04 BF AR        Printed on recycled paper

To Our Shareholders

In last year’s Annual Report we wrote, “At the risk of looking like a stopped clock, we want to reiterate our caution about future equity returns.” Fortunately, we also wrote, “Forecasting the market on a short-term basis has a large error rate,” as returns in the equity markets exceeded our expectations. On the other hand, our 2004 expectations for lower fixed-income returns relative to previous years were met. The Dodge & Cox Balanced Fund had a total return of 13.3% for the year ended December 31, 2004, compared to the 8.3% return for the Combined Index1. Total returns for longer periods are listed on the following page. At year-end 2004, the Fund’s total net assets of $20.7 billion were invested in 59% stocks, 32% fixed-income securities and 9% cash equivalents.

The share price of the Fund rose from $73.04 at the end of 2003 to $79.35 on December 31, 2004. In addition, during the year, the Fund distributed income dividends of $1.60 per share, a short-term capital gain of $0.30 per share and long-term capital gains of $1.38 per share.

2004 Performance Review

Equity Portfolio

A surprisingly strong rally in the fourth quarter boosted full year results for the Fund’s equity markets. In 2004, the equity portfolio outperformed the S&P 500’s return of 10.9% and every sector contributed positively to results. Holdings in the Information Technology (e.g., Motorola up 38% and Computer Sciences up 27%) and Financial (e.g., Loews up 44% and Capital One up 38%) sectors were particularly strong. Not all equity holdings fared as well, as 16 stocks ended the year with lower prices, including Pfizer (down 22%) and Alcoa (down 16%). For each of the Fund’s holdings, we continuously reassess our long-term outlook for the company and then compare that outlook to its current stock price. While the Fund’s investment in each of these companies detracted from returns, we remain optimistic about their opportunities for capital appreciation in the years ahead.

Fixed-Income Portfolio

During the year, the fixed-income market experienced a significant “flattening” of the yield curve, as yields on shorter-maturity securities rose along with the Federal Funds rate, while yields on longer-maturity securities remained stable or fell. In this environment the fixed-income portfolio performed roughly in line with the LBAG’s return of 4.3%. Reflecting our view that inflation would accelerate and U.S. economic growth would continue at a healthy pace, we positioned the fixed-income portfolio with a duration2 below that of the LBAG benchmark to seek to protect from price declines associated with our anticipation of a rise in interest rates. This defensive positioning hurt the fixed-income portfolio’s return relative to the LBAG in two ways. First, the portfolio earned less income due to the lower yield offered by short and intermediate bonds in the steep yield curve environment. Second, the portfolio’s securities experienced less price appreciation due to its somewhat lower exposure to higher-yielding, longer-maturity bonds, which generally rose in value.

On the positive side, the portfolio’s higher weighting than the LBAG in the Corporate and Mortgage sectors benefited the Fund during the year, given the strong performance from those areas. Our specific selection of bonds for the portfolio was modestly positive as well. Many of the portfolio’s corporate holdings performed well in 2004, led by lower-rated (BBB and below) issuers such as Dillard’s, Xerox, Health Net, Cigna, and Amerada Hess. These gains, however, were offset somewhat by poor returns from GMAC and UnumProvident bonds.

The Fund’s cash position, which represented approximately 15% of the Fund for much of the year, hindered results.

Equity Investment Strategy

The Fund’s equity portfolio is built one security at a time, based on our fundamental research effort, a three-to-five year time horizon and a strong price discipline. Because we are sensitive to how much we pay for each company’s projected future earnings and cash flow, the valuation characteristics (such as price-to-earnings ratio or “P/E”) of the portfolio are typically lower than the market’s, and Dodge & Cox has become known as a “value” manager. We think it is less useful to distinguish between growth and value management styles, and more important to understand the potential outcomes for each company and determine a reasonable value based on those long-term fundamentals.

We often find investment opportunity when valuations decline as a result of bad news affecting near-term earnings, but where we believe the long-term earnings opportunity remains largely intact. For example, over the last year, as investors became more skeptical about the positive long-term trends in Health Care, an area traditionally associated with growth investing, we have found more companies at attractive valuations, such as GlaxoSmithKline and Cardinal Health. In fact, for the first time in many years the equity portfolio now has a higher weighting than the S&P 500 in Health Care stocks.

Opportunities in Media Stocks

Valuations have been declining in recent years in the Media sector (also an area associated with growth investing), and we now have positions in five companies (News Corp., Time Warner, Comcast, Liberty Media and Interpublic Group). We believe these companies offer a blend of attractive fundamental business operations and exposure to ongoing consumer technology adoption. For example, both Comcast and Time Warner currently derive significant revenue from subscription-based services (e.g., cable and broadband data) with recurring, utility-like cash flow. Both companies are also poised to launch advanced Voice-Over-Internet Protocol (VOIP) telephone services in 2005. Importantly, we believe that each of the portfolio’s media investments currently trades at a reasonable

1 / Dodge & Cox Balanced Fund

valuation compared to long-term growth prospects. Also, please note that we discuss these holdings to illustrate our investment approach, not because we think they are more attractive than the equity portfolio’s other holdings.

Looking Forward

Looking out over a three-to-five year period, we continue to believe that returns from the broad equity market will be modest and could be punctuated by some unpleasant negative contractions. While we are optimistic about the continued expansion of the global economy in the years ahead, P/E multiples are above average and profit margins are historically high. If interest rates and/or inflation rise, there is a risk that P/E multiples could contract. But as we noted earlier, forecasting is difficult, and rather than overly concerning ourselves with anticipating the direction of the broad market, we focus our energy attempting to understand the long-term risks and opportunities of each company in the equity portfolio relative to its current price.

With regards to the fixed-income portfolio, in the intermediate term we expect solid GDP growth, continued Federal Funds rate increases, a rise in Treasury note/bond supply (given the federal budget deficit), and, importantly, a continued acceleration of inflation. As the bond market focuses on these fundamental factors, we believe that long-term interest rates may rise. Therefore, we continue to target a below-benchmark duration. During the fourth quarter, we lowered the Fund’s cash position from 14.9% on September 30 to 8.6% at year end. This cash was invested in short-duration U.S. Treasury notes, which maintained the fixed-income portfolio’s relatively shorter duration (2.9 years versus 4.4 years for the LBAG).

Notwithstanding the defensive positioning, we continue to focus on finding attractive investment opportunities in well researched corporate and mortgage issues to build portfolio yield and long-term total return potential. This strategy allows us to build yield while maintaining the fixed-income portfolio’s well diversified, high average quality (AA)3 status.

In Closing

Thank you for the continued confidence you have placed in our firm as a shareholder of the Balanced Fund. As always, we welcome your comments and questions.

For the Board of Trustees,

Harry R. Hagey, Chairman	John A. Gunn, President

February 18, 2005

Ten Years of Investment Performance

through December 31, 2004 (in thousands)

Average annual total return for periods ended December 31, 2004

	1 Year	5 Years	10 Years	20 Years

Dodge & Cox Balanced Fund	13.31%	11.63%	13.95%	13.95%
Combined Index	8.27	1.98	10.66	11.77
S&P 500	10.86	(2.29)	12.07	13.22
Lehman Brothers Aggregate Bond Index (LBAG)	4.34	7.71	7.72	8.84

Past performance does not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Mutual fund performance changes over time and currently may be significantly lower than stated above. Performance is updated and published monthly. Visit the Fund’s web site at www.dodgeandcox.com or call 800-621-3979 for current performance figures.

The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions. Index returns include dividends and/or interest income and, unlike Fund returns, do not reflect fees or expenses.

Lehman Brothers® is a trademark of Lehman Brothers, Inc.; Standard & Poor’s, Standard & Poor’s 500, and S&P 500® are trademarks of The McGraw-Hill Companies, Inc.

[1]	The Combined Index reflects an unmanaged portfolio of 60% of the Standard & Poor’s 500 Index (S&P 500) and 40% of the Lehman Brothers Aggregate Bond Index (LBAG). The Fund may, however, invest up to 75% of its total assets in stocks.
[2]	Duration is a measure of a bond’s price sensitivity to changes in interest rates.
[3]	The Fund does not currently own any AA securities and may invest in securities rated below AA. As of December 31, 2004, 9.5% of the Fund’s holdings were rated below AA. It is the Fund’s policy to invest in investment-grade debt securities. Securities that are downgraded below investment grade subsequent to purchase may continue to be held by the Fund, if Dodge & Cox believes it advantageous to do so. As of December 31, 2004, 2.7% of the Fund was invested in securities rated below investment grade (below BBB).

Dodge & Cox Balanced Fund / 2

Fund Expenses

As a shareholder of the Fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a Fund’s gross income, directly reduce the investment return of the Fund. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates the Fund’s costs in two ways:

Actual Fund Expenses

This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical Example for Comparison

This section is intended to help you compare the Fund’s costs with those of other mutual Funds. It assumes that the Fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the Fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess the Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended December 31, 2004	Beginning Account Value 7/1/2004	Ending Account Value 12/31/2004	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,086.30	$2.82
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.29	2.74

*	These calculations are based on expenses incurred in the most recent fiscal half-year. The Fund’s annualized six-month expense ratio for that period is 0.54%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

The expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs account maintenance fees, or charges by processing organizations. While other mutual funds may charge such fees, please note that the Fund does not charge any transaction fee (e.g., redemption fee), account maintenance fee (e.g., small account fee), nor does it charge a “sales load.”

3 / Dodge & Cox Balanced Fund

Fund Information	December 31, 2004

General Information

Net Asset Value Per Share	$79.35
Total Net Assets (millions)	$20,741
30-Day SEC Yield[1]	2.05%
2004 Expense Ratio	0.54%
2004 Portfolio Turnover	18%
Fund Inception Date	1931

Investment Manager:  Dodge & Cox, San Francisco. Managed by the Investment Policy Committee, whose eight members’ average tenure at Dodge & Cox is 23 years, and by the Fixed-Income Strategy Committee, whose nine members’ average tenure is 15 years.

Asset Allocation

Stock Portfolio (59.2% of Fund)

Number of Stocks	90
Median Market Capitalization (billions)	$15
Price-to-Earnings Ratio[2]	16x
Price-to-Book Value Ratio	2.1x
Foreign Stocks[3] (% of Fund)	9.2%

Five Largest Sectors	% of Fund
Consumer Discretionary	13.2
Financials	11.0
Health Care	8.4
Information Technology	7.3
Energy	5.2

Ten Largest Stock Holdings	% of Fund
Comcast Class A	2.0
Hewlett-Packard	1.8
News Corp. Class A	1.5
HCA, Inc.	1.5
Cardinal Health	1.5
Time Warner	1.4
AT&T	1.4
Union Pacific	1.3
McDonald’s	1.3
Dow Chemical	1.3

Fixed-Income Portfolio (32.2% of Fund)

Number of Fixed-Income Securities	249
Average Quality	AA
Average Maturity	5.1 years
Effective Duration	2.9 years

Credit Quality Diversification[4]	% of Fund
U.S. Government & Government Agencies	22.7
Aaa/AAA	0.0
Aa/AA	0.0
A/A	1.1
Baa/BBB	5.7
Ba/BB	2.5
B/B and below	0.2

Sector Diversification	% of Fund
U.S. Treasury & Government Agency	9.5
Mortgage-Related Securities	13.2
Corporate	9.5
[1]	SEC Yield is an annualization of the Fund’s total net investment income per share for the 30-day period ended on the last day of the month.
[2]	The Fund’s price-to-earnings (P/E) ratio is calculated using Dodge & Cox’s estimated forward earnings and excludes extraordinary items.
[3]	All U.S. dollar-denominated.
[4]	For presentation purposes only: when a security is split-rated, the lower of either Moody’s or Standard & Poor’s rating is reported.

Dodge & Cox Balanced Fund / 4

Portfolio of Investments	December 31, 2004

COMMON STOCKS: 59.2%

	SHARES	MARKET VALUE
CONSUMER DISCRETIONARY: 13.2%
MEDIA: 5.5%
Comcast Corp. Class A(a)	12,171,909	$405,081,132
News Corp. Class A	17,215,800	321,246,828
Time Warner, Inc.(a)	15,352,500	298,452,600
Liberty Media Corp. Series A(a)	9,888,000	108,570,240
Interpublic Group of Companies, Inc.(a)	117,000	1,567,800

		1,134,918,600
CONSUMER DURABLES & APPAREL: 3.3%
Sony Corp. ADR(b) (Japan)	6,872,900	267,768,184
Matsushita Electric Industrial Co., Ltd. ADR(b) (Japan)	10,946,300	175,688,115
Whirlpool Corp.	1,474,800	102,070,908
Eastman Kodak Co.	2,815,000	90,783,750
VF Corp.	1,051,600	58,237,608

		694,548,565
HOTELS, RESTAURANTS & LEISURE: 1.5%
McDonald’s Corp.	8,678,950	278,247,137
InterContinental Hotels Group PLC ADR(b) (United Kingdom)	3,162,261	39,907,730

		318,154,867
RETAILING: 1.3%
May Department Stores Co.	5,534,350	162,709,890
Gap, Inc.	3,552,400	75,026,688
Dillard’s, Inc. Class A	1,461,400	39,267,818

		277,004,396
AUTOMOBILES & COMPONENTS: 0.9%
Delphi Corp.	12,513,720	112,873,754
Honda Motor Co. Ltd. ADR(b) (Japan)	2,463,300	64,193,598

		177,067,352
TRADING COMPANIES & DISTRIBUTORS: 0.7%
Genuine Parts Co.	3,335,450	146,959,927

		2,748,653,707
FINANCIALS: 11.0%
INSURANCE: 4.2%
St. Paul Travelers Companies, Inc.	5,632,200	208,785,654
Loews Corp.	2,241,300	157,563,390
Chubb Corp.	1,784,512	137,228,973
Torchmark Corp.	1,751,500	100,080,710
Safeco Corp.	1,800,000	94,032,000
Genworth Financial, Inc. Class A	2,570,000	69,390,000
UnumProvident Corp.	3,795,000	68,082,300
MBIA, Inc.	562,750	35,610,820

		870,773,847
DIVERSIFIED FINANCIALS: 2.9%
Capital One Financial Corp.	3,100,200	261,067,842
JPMorgan Chase & Co.	5,268,516	205,524,809
CIT Group, Inc.	2,860,200	131,054,364

		597,647,015

	SHARES	MARKET VALUE
BANKS: 2.5%
Wachovia Corp.	4,409,100	$231,918,660
Golden West Financial Corp.	3,025,400	185,820,068
Wells Fargo & Co.	1,560,750	97,000,613

		514,739,341
REAL ESTATE: 1.4%
Equity Office Properties Trust	6,534,800	190,293,376
Equity Residential Properties Trust	2,900,600	104,943,708

		295,237,084

		2,278,397,287
HEALTH CARE: 8.4%
HEALTH CARE EQUIPMENT & SERVICES: 4.5%
HCA, Inc.	7,795,100	311,492,196
Cardinal Health, Inc.	5,325,700	309,689,455
Wellpoint, Inc.(a)	1,250,400	143,796,000
Thermo Electron Corp.(a)	2,955,550	89,228,054
Becton, Dickinson & Co.	1,317,800	74,851,040

		929,056,745
PHARMACEUTICALS & BIOTECHNOLOGY: 3.9%
Schering-Plough Corp.	12,101,150	252,672,012
Pfizer, Inc.	7,185,492	193,217,880
GlaxoSmithKline PLC ADR(b) (United Kingdom)	3,875,000	183,636,250
Wyeth	2,966,500	126,343,235
Bristol-Myers Squibb Co.	2,189,450	56,093,709

		811,963,086

		1,741,019,831
INFORMATION TECHNOLOGY: 7.3%
TECHNOLOGY HARDWARE & EQUIPMENT: 4.7%
Hewlett-Packard Co.	17,999,155	377,442,280
Xerox Corp.(a)	15,102,150	256,887,572
Storage Technology Corp.(a)	2,742,200	86,680,942
NCR Corp.(a)	1,115,825	77,248,565
Motorola, Inc.	4,252,500	73,143,000
Avaya, Inc.(a)	3,292,850	56,637,020
Freescale Semiconductor, Inc. Class A	1,800,000	32,076,000
Freescale Semiconductor, Inc. Class B	469,539	8,620,736

		968,736,115
SOFTWARE & SERVICES: 2.6%
Computer Sciences Corp.(a)	3,916,000	220,744,920
Electronic Data Systems Corp.	8,982,600	207,498,060
BMC Software, Inc.(a)	4,124,700	76,719,420
Compuware Corp.(a)	6,937,800	44,887,566

		549,849,966

		1,518,586,081
ENERGY: 5.2%
ChevronTexaco Corp.	3,842,616	201,775,766
Shell Transport & Trading Co. PLC ADR(b) (United Kingdom)	3,615,000	185,811,000

5 / Dodge & Cox Balanced Fund	See accompanying Notes to Financial Statements

Portfolio of Investments	December 31, 2004

COMMON STOCKS (continued)

	SHARES	MARKET VALUE
ENERGY (continued)
Unocal Corp.	3,541,700	$153,143,108
ConocoPhillips	1,683,100	146,143,573
Baker Hughes, Inc.	2,984,100	127,331,547
Occidental Petroleum Corp.	1,854,900	108,251,964
Amerada Hess Corp.	1,293,600	106,566,768
Schlumberger Ltd.(b) (Netherlands Antilles)	827,600	55,407,820

		1,084,431,546
MATERIALS: 5.2%
CHEMICALS: 3.9%
Dow Chemical Co.	5,528,159	273,699,152
Akzo Nobel N.V. ADR(b) (Netherlands)	5,557,451	236,136,093
Rohm and Haas Co.	2,102,600	92,997,998
Syngenta A.G. ADR(b) (Switzerland)	3,434,000	73,315,900
NOVA Chemicals Corp.(b) (Canada)	1,442,720	68,240,656
Engelhard Corp.	1,654,300	50,737,381
Lubrizol Corp.	321,400	11,846,804
Bayer A.G. ADR(b) (Germany)	39,500	1,342,210

		808,316,194
METALS AND MINING: 1.0%
Rio Tinto PLC ADR(b) (United Kingdom)	1,455,400	173,498,234
Alcoa, Inc.	1,115,550	35,050,581

		208,548,815
PAPER AND FOREST PRODUCTS: 0.3%
International Paper Co.	1,267,800	53,247,600

		1,070,112,609
INDUSTRIALS: 4.1%
TRANSPORTATION: 2.2%
Union Pacific Corp.	4,153,400	279,316,150
Fedex Corp.	1,730,150	170,402,474

		449,718,624
CAPITAL GOODS: 1.1%
Fluor Corp.	1,840,300	100,314,753
Masco Corp.	2,458,700	89,816,311
Volvo A.B. ADR(b) (Sweden)	1,029,500	40,819,675

		230,950,739
COMMERCIAL SERVICES & SUPPLIES: 0.7%
R.R. Donnelley & Sons Co.	2,036,500	71,868,085
Pitney Bowes, Inc.	1,503,150	69,565,782

		141,433,867
ELECTRONIC EQUIPMENT & INSTRUMENTS: 0.1%
American Power Conversion Corp.	1,475,500	31,575,700

		853,678,930
UTILITIES: 1.9%
Duke Energy Corp.	8,452,500	214,101,825
American Electric Power Co., Inc.	2,518,880	86,498,339
FirstEnergy Corp.	1,300,000	51,363,000
Scottish Power PLC ADR(b) (United Kingdom)	1,357,300	42,293,468

		394,256,632

	SHARES	MARKET VALUE
TELECOMMUNICATION SERVICES: 1.7%
AT&T Corp	14,718,280	$280,530,417
Vodafone Group PLC ADR(b) (United Kingdom)	2,400,000	65,712,000

		346,242,417
CONSUMER STAPLES: 1.2%
FOOD, BEVERAGE AND TOBACCO: 1.2%
Unilever N.V.(b) (Netherlands)	3,730,000	248,828,300

		248,828,300

Total Common Stocks (Cost $8,885,674,291)		12,284,207,340

FIXED-INCOME SECURITIES: 32.2%

	PAR VALUE	MARKET VALUE
U.S. TREASURY AND GOVERNMENT AGENCY: 9.5%
U.S. TREASURY: 8.8%
U.S. Treasury Notes
1.625%, 1/31/05	$350,000,000	$349,945,400
1.625%, 3/31/05	50,000,000	49,921,900
1.625%, 4/30/05	350,000,000	349,138,650
2.00%, 8/31/05	350,000,000	348,632,900
1.875%, 11/30/05	250,000,000	248,047,000
1.875%, 1/31/06	175,000,000	173,318,425
2.25%, 4/30/06	300,000,000	297,515,700
3.50%, 11/15/06	8,500,000	8,571,723

		1,825,091,698
GOVERNMENT AGENCY: 0.7%
Arkansas Dev. Fin. Auth. GNMA Guaranteed Bonds, 9.75%, 11/15/14	4,935,000	5,917,065
Small Business Administration (504) Series 00-20D, 7.47%, 4/1/20	21,583,720	23,960,906
Series 00-20E, 8.03%, 5/1/20	8,257,563	9,318,567
Series 00-20G, 7.39%, 7/1/20	15,099,138	16,633,576
Series 00-20I, 7.21%, 9/1/20	8,382,087	9,253,869
Series 01-20G, 6.625%, 7/1/21	13,411,063	14,565,140
Series 03-20J, 4.92%, 10/1/23	25,020,822	25,313,177
Series 96-20L, 6.70%, 12/1/16	3,779,267	4,014,044
Series 97-20F, 7.20%, 6/1/17	6,169,881	6,641,138
Series 97-20I, 6.90%, 9/1/17	8,538,396	9,143,747
Series 98-20D, 6.15%, 4/1/18	9,677,786	10,219,742
Series 98-20I, 6.00%, 9/1/18	5,134,945	5,410,210
Series 99-20F, 6.80%, 6/1/19	7,129,418	7,721,303

		148,112,484

		1,973,204,182
MORTGAGE-RELATED SECURITIES: 13.2%
FEDERAL AGENCY CMO AND REMIC(c): 1.4%
Fannie Mae
Trust (GN) 1994-13J, 7.00%, 6/17/22	3,688,716	3,776,541
SMBS I-1, 6.50%, 4/1/09	118,386	119,883

See accompanying Notes to Financial Statements	Dodge & Cox Balanced Fund / 6

Portfolio of Investments	December 31, 2004

FIXED-INCOME SECURITIES (continued)

	PAR VALUE	MARKET VALUE
Fannie Mae (continued)
SMBS L-1, 5.00%, 1/1/06	$181,611	$181,954
Trust 1992-4H, 7.50%, 2/25/07	1,392,079	1,428,246
Trust 2001-69 OD, 5.50%, 11/25/13	5,262,251	5,277,969
Trust 2001-T7 A1, 7.50%, 2/25/41	10,781,838	11,542,906
Trust 2001-T8 A1, 7.50%, 7/25/41	11,818,395	12,641,319
Trust 2001-W3 A, 7.00%, 9/25/41	4,799,390	5,054,772
Trust 2002-33 A1, 7.00%, 6/25/32	10,946,682	11,572,668
Trust 2002-W6 2A1, 7.00%, 6/25/42	11,149,311	11,741,728
Trust 2002-W8 A2, 7.00%, 6/25/42	11,894,800	12,604,741
Trust 2003-W2 1A1, 6.50%, 7/25/42	24,322,056	25,431,749
Trust 2003-W2 1A2, 7.00%, 7/25/42	10,344,116	10,961,504
Trust 2003-W4 4A, 7.50%, 10/25/42	14,875,731	15,957,361
Trust 2004-W2 5A, 7.50%, 3/25/44	56,495,619	60,474,283
Freddie Mac
Series (GN) 16 PK, 7.00%, 8/25/23	25,190,493	26,449,005
Series 1078 GZ, 6.50%, 5/15/21	2,161,135	2,158,755
Series 1236 H, 7.25%, 4/15/07	1,723,694	1,722,597
Series 1512 I, 6.50%, 5/15/08	3,817,821	3,925,321
Series 1539 PL, 6.50%, 5/15/08	2,873,083	2,932,531
Series 1655 HB, 6.50%, 10/15/08	5,574,709	5,632,740
Series 2100 GS, 6.50%, 12/15/13	17,562,998	18,397,299
Series 2366 MG, 6.00%, 12/15/14	987,567	987,460
Series 2386 LG, 5.50%, 2/15/14	797,402	798,759
Series 2430 UC, 6.00%, 9/15/16	31,672,498	32,624,180
Dept. of Veterans Affairs
Trust 1995 1A-1, 7.219%, 2/15/25	2,082,910	2,237,138
Trust 1995-2C 3A, 8.792%, 6/15/25	1,263,844	1,388,319

		288,021,728
FEDERAL AGENCY MORTGAGE PASS-THROUGH: 11.8%
Fannie Mae Multifamily DUS
Pool 323350, 5.607%, 11/1/08	3,513,274	3,688,506
Pool 323492, 6.041%, 1/1/09	8,174,397	8,705,754
Pool 380735, 5.965%, 10/1/08	20,885,777	22,121,186
Pool 381130, 5.57%, 1/1/06	5,943,595	6,002,830
Pool 545387, 5.863%, 1/1/12	10,992,069	11,828,733
Pool 545685, 6.017%, 4/1/12	30,956,669	33,168,138
Fannie Mae
Pool 107047, 8.00%, 1/1/09	266,378	279,071
Pool 124668, 7.50%, 7/1/19	286,557	298,520
Pool 169231, 7.50%, 8/1/10	181,430	191,633
Pool 303787 15 Year, 6.50%, 3/1/11	1,831,736	1,944,783
Pool 313524 15 Year, 6.50%, 6/1/11	7,048,853	7,483,881
Pool 313958 15 Year, 6.50%, 1/1/13	4,423,829	4,695,323
Pool 323531 15 Year, 6.50%, 1/1/13	4,083,491	4,336,277
Pool 323623 15 Year, 6.00%, 3/1/14	8,739,937	9,177,858
Pool 362446 15 Year, 7.00%, 12/1/07	1,257,123	1,307,969
Pool 44047 15 Year, 7.00%, 12/1/07	792,637	817,923
Pool 50973 15 Year, 6.00%, 1/1/09	1,244,914	1,296,437
Pool 535493 15 Year, 7.50%, 9/1/15	5,946,555	6,314,159
Pool 535672 15 Year, 6.00%, 1/1/16	5,798,329	6,086,823
Pool 535691 15 Year, 7.50%, 1/1/16	4,504,163	4,782,602
Pool 535849 15 Year, 7.00%, 7/1/11	1,342,600	1,396,903

	PAR VALUE	MARKET VALUE
Fannie Mae (continued)
Pool 535863 15 Year, 6.00%, 3/1/16	$6,949,930	$7,295,722
Pool 545033 15 Year, 7.50%, 12/1/15	10,950,282	11,627,207
Pool 545058 15 Year, 6.50%, 8/1/11	4,523,304	4,802,466
Pool 545302 15 Year, 5.50%, 11/1/16	24,149,603	24,998,406
Pool 545343 15 Year, 7.50%, 12/1/16	6,769,238	7,187,699
Pool 545348 15 Year, 5.50%, 12/1/16	10,377,600	10,742,348
Pool 545469 15 Year, 6.50%, 8/1/15	3,383,041	3,590,156
Pool 545705 15 Year, 6.50%, 6/1/17	30,571,613	32,424,329
Pool 545833 15 Year, 6.00%, 7/1/17	30,170,745	31,634,914
Pool 545961 15 Year, 5.50%, 2/1/14	14,465,391	14,990,867
Pool 545977 15 Year, 5.50%, 8/1/15	14,951,847	15,494,994
Pool 555066 15 Year, 5.50%, 9/1/14	18,871,683	19,557,224
Pool 555243 15 Year, 6.00%, 3/1/17	8,175,304	8,584,933
Pool 555364 15 Year, 6.00%, 3/1/18	13,456,783	14,109,074
Pool 555382 15 Year, 5.50%, 8/1/15	10,180,909	10,550,744
Pool 555439 15 Year, 6.00%, 3/1/18	12,322,690	12,920,009
Pool 555603 15 Year, 6.00%, 5/1/18	31,834,556	33,377,675
Pool 555803 20 Year, 6.50%, 1/1/22	17,998,801	19,025,141
Pool 555881 15 Year, 6.00%, 3/1/14	22,134,212	23,195,663
Pool 555931 15 Year, 6.00%, 5/1/18	14,035,016	14,716,127
Pool 555961 15 Year, 6.00%, 3/1/18	11,601,599	12,164,618
Pool 589416 15 Year, 6.00%, 7/1/16	6,893,022	7,227,536
Pool 629568 10 Year, 6.00%, 1/1/12	16,098,987	16,865,772
Pool 634364 10 Year, 6.00%, 3/1/12	16,619,509	17,411,516
Pool 638431 10 Year, 6.00%, 3/1/12	13,309,109	13,943,702
Pool 643517 10 Year, 6.00%, 4/1/12	11,682,559	12,239,898
Pool 70255 15 Year, 7.50%, 9/1/07	493,543	511,195
Pool 725058 15 Year, 5.50%, 4/1/18	31,580,171	32,690,141
Pool 725073 15 Year, 5.50%, 6/1/18	34,774,106	35,996,335
Pool 725074 15 Year, 6.50%, 11/1/18	28,530,255	30,259,259
Pool 725135 15 Year, 6.00%, 5/1/18	18,512,043	19,410,422
Pool 725160 15 Year, 6.50%, 4/1/18	37,582,507	39,860,101
Pool 725172 15 Year, 6.00%, 12/1/17	26,782,127	28,130,814
Pool 725194 15 Year, 6.00%, 12/1/18	4,012,782	4,207,520
Pool 725224 15 Year, 6.50%, 3/1/16	12,390,007	13,154,672
Pool 725225 15 Year, 6.00%, 6/1/17	83,117,969	87,103,911
Pool 725226 15 Year, 6.50%, 7/1/18	89,522,482	94,947,768
Pool 725240 15 Year, 6.00%, 3/1/18	15,370,129	16,116,033
Pool 725255 15 Year, 6.00%, 3/1/16	50,559,859	53,105,938
Pool 725273 15 Year, 6.00%, 12/1/15	70,179,456	73,713,533
Pool 725336 15 Year, 6.00%, 4/1/16	11,043,917	11,597,280
Pool 725343 15 Year, 6.50%, 12/1/14	26,796,588	28,441,119
Pool 725344 15 Year, 6.50%, 12/1/14	35,690,798	37,881,175
Pool 725354 15 Year, 6.50%, 10/1/18	25,168,791	26,709,664
Pool 725432 15 Year, 7.00%, 11/1/18	46,439,957	49,238,068
Pool 725513 15 Year, 6.00%, 12/1/18	81,571,432	85,658,622
Pool 725514 15 Year, 6.00%, 5/1/16	67,113,916	70,476,703
Pool 725518 15 Year, 7.50%, 8/1/17	100,746,397	106,981,293
Pool 725574 15 Year, 6.50%, 7/1/15	20,502,722	21,768,765
Pool 725679 15 Year, 6.00%, 6/1/17	25,357,865	26,630,391
Pool 725729 15 Year, 6.00%, 12/1/16	25,803,897	27,103,323
Pool 725790 15 Year, 6.00%, 11/1/17	21,067,098	22,122,679
Pool 725860 15 Year, 5.50%, 7/1/16	75,573,218	78,312,881

7 / Dodge & Cox Balanced Fund	See accompanying Notes to Financial Statements

Portfolio of Investments	December 31, 2004

FIXED-INCOME SECURITIES (continued)

	PAR VALUE	MARKET VALUE
Fannie Mae (continued)
Pool 725862 15 Year, 6.00%, 8/1/17	$17,207,869	$18,074,418
Pool 725868 15 Year, 6.50%, 9/1/16	42,544,376	45,171,490
Pool 725952 15 Year, 6.00%, 12/1/13	59,144,102	62,122,464
Pool 735005 10 Year, 6.00%, 10/1/14	15,112,808	15,859,594
Pool 786844 15 Year, 6.50%, 9/1/16	20,511,610	21,770,290
Freddie Mac Gold
Group (GN) G80063 15 Year, 7.75%, 7/25/21	2,120,880	2,291,443
Group (GN) G80126 15 Year, 7.47%, 3/17/23	723,199	776,541
Group D64097 15 Year, 8.50%, 1/1/23	600,770	636,667
Group E00210 15 Year, 7.00%, 5/1/08	1,969,368	2,060,556
Group E00573 15 Year, 6.00%, 10/1/13	7,002,033	7,344,951
Group E00659 15 Year, 6.00%, 4/1/14	24,664,703	25,872,633
Group E61328 15 Year, 7.00%, 8/1/09	2,142,239	2,250,629
Group E78398 15 Year, 6.50%, 7/1/14	7,409,787	7,853,731
Group G10288 15 Year, 6.00%, 9/1/09	2,909,624	3,003,363
Group G10569 15 Year, 7.00%, 12/1/08	2,857,272	2,993,725
Group G10721 15 Year, 6.00%, 9/1/12	4,849,533	5,088,767
Group G11122 15 Year, 6.50%, 5/1/16	11,042,310	11,697,383
Group G11152 15 Year, 7.00%, 4/1/15	1,559,019	1,645,122
Group G11265 15 Year, 6.00%, 9/1/15	5,515,095	5,785,186
Group G11281 15 Year, 6.00%, 5/1/16	6,931,201	7,271,895
Group G11323 15 Year, 6.50%, 8/1/17	12,019,685	12,728,160
Group G11334 15 Year, 6.50%, 11/1/17	14,009,858	14,840,977
Group G11346 15 Year, 6.50%, 3/1/17	18,743,362	19,848,151
Group G11409 15 Year, 6.00%, 5/1/17	35,698,997	37,392,707
Group G11421 15 Year, 6.50%, 12/1/17	19,795,021	20,961,798
Group G11431 15 Year, 6.00%, 2/1/18	28,099,537	29,432,697
Group G11459 15 Year, 6.50%, 8/1/17	5,382,019	5,699,251
Group G11465 15 Year, 6.50%, 9/1/18	9,574,850	10,139,219
Group G11477 15 Year, 5.50%, 8/1/14	32,383,162	33,532,719
Group G11498 15 Year, 6.50%, 3/1/18	18,700,296	19,802,546
Group G11572 15 Year, 6.00%, 10/1/14	25,320,046	26,570,016
Group G11589 15 Year, 6.00%, 10/1/18	22,064,626	23,153,886
Group G11593 15 Year, 6.00%, 6/1/16	90,296,349	94,718,527
Group G11608 15 Year, 5.50%, 1/1/17	33,979,730	35,185,963
Group G11610 15 Year, 6.00%, 10/1/16	64,224,660	67,370,002
Group G11612 15 Year, 6.00%, 4/1/14	27,038,131	28,366,956
Group P60086 15 Year, 6.50%, 11/1/14	34,191,327	35,772,676
Freddie Mac
Group 18-0468, 8.00%, 2/1/08	114,479	118,720
Group 25-3827, 7.50%, 2/1/08	5,056	5,191
Group 27-2784, 7.25%, 1/1/08	685	702
Group 30-9878, 8.75%, 5/1/10	74,760	80,202
Group 55-5062, 8.00%, 11/1/10	489,801	509,497
Group 55-5098, 8.25%, 2/1/17	64,225	68,012
Ginnie Mae
Pool 288558, 7.97%, 4/15/20	748,273	808,974
Pool 288564, 7.97%, 5/15/20	600,111	656,576
Pool 294442, 7.97%, 8/15/20	428,830	469,199
Pool 294443, 7.97%, 8/15/20	644,076	704,655
Pool 299080, 7.97%, 10/15/20	739,913	799,147

	PAR VALUE	MARKET VALUE
Ginnie Mae (continued)
Pool 299084, 7.97%, 1/15/21	$627,025	$676,644
Pool 780729, 7.50%, 1/15/08	1,803,657	1,858,817
Pool 781321, 7.50%, 11/15/24	6,446,671	6,973,528
Pool 781322, 7.50%, 10/15/25	3,205,479	3,466,435

		2,441,017,052
PRIVATE LABEL CMO & REMIC SECURITIES(c): 0.0%
Union Planters Mortgage Finance Corp., 7.70%, 12/25/24	8,216,463	8,688,950

		2,737,727,730
CORPORATE: 9.5%
INDUSTRIALS: 6.9%
AT&T Corp. 9.05%, 11/15/11	71,654,000	82,491,667
9.75%, 11/15/31	97,500,000	116,390,625
Amerada Hess Corp. 6.65%, 8/15/11	19,000,000	20,893,825
7.875%, 10/1/29	26,780,000	31,686,257
Cardinal Health, Inc. 6.75%, 2/15/11	5,000,000	5,500,210
4.00%, 6/15/15	6,475,000	5,768,040
Comcast Corp., 5.30%, 1/15/14	85,510,000	88,187,660
Dillard’s, Inc. 7.375%, 6/1/06	25,275,000	26,475,563
7.13%, 8/1/18	3,500,000	3,526,250
Dow Chemical Co. 4.027%, 9/30/09(g)	24,425,000	23,853,064
6.00%, 10/1/12	5,750,000	6,282,140
7.375%, 11/1/29	30,170,000	36,604,748
Electronic Data Systems Corp., 6.50%, 8/1/13	29,785,000	31,449,713
Ford Motor Credit Co. 7.375%, 2/1/11	37,810,000	40,749,765
7.25%, 10/25/11	105,250,000	112,872,837
GMAC 7.75%, 1/19/10	12,750,000	13,684,779
8.875%, 6/1/10, Putable 2005	35,630,000	40,196,661
6.875%, 9/15/11	80,000,000	81,983,440
HCA, Inc. 8.75%, 9/1/10	27,750,000	31,720,609
7.875%, 2/1/11	23,798,000	26,213,521
6.95%, 5/1/12	10,000,000	10,529,050
6.25%, 2/15/13	27,250,000	27,488,928
6.75%, 7/15/13	16,250,000	16,889,031
5.75%, 3/15/14	11,685,000	11,319,528
Hewlett-Packard Co., 5.50%, 7/1/07	21,185,000	22,093,201
International Paper Co., 5.25%, 4/1/16	24,500,000	24,456,758
Lockheed Martin Corp. 7.65%, 5/1/16	18,500,000	22,666,810
7.75%, 5/1/26	8,500,000	10,695,040
May Department Stores Co. 7.625%, 8/15/13	5,900,000	6,849,499
7.45%, 10/15/16	11,350,000	12,997,135

See accompanying Notes to Financial Statements	Dodge & Cox Balanced Fund / 8

Portfolio of Investments	December 31, 2004

FIXED-INCOME SECURITIES (continued)

	PAR VALUE	MARKET VALUE
INDUSTRIALS (continued)
May Department Stores Co. (continued)
7.875%, 3/1/30	$8,240,000	$9,781,712
6.90%, 1/15/32	54,484,000	58,921,994
6.70%, 7/15/34	20,000,000	21,038,220
8.125%, 8/15/35, Callable 2015	16,000,000	18,384,848
7.875%, 8/15/36, Callable 2016	10,440,000	11,828,123
Raytheon Co., 6.75%, 8/15/07	20,447,000	22,027,696
Time Warner Entertainment, 8.375%, 7/15/33	40,950,000	52,904,165
Time Warner, Inc. (TimeWarner AOL)(f) 7.625%, 4/15/31	71,000,000	85,893,031
7.70%, 5/1/32	22,575,000	27,611,889
Wyeth 5.50%, 3/15/13	24,500,000	25,463,414
5.50%, 2/1/14	71,665,000	74,143,749
Wyeth (American Home Products)(f), 6.95%, 3/15/11	17,000,000	19,141,337
Xerox Corp., 7.20%, 4/1/16	10,000,000	10,700,000

		1,430,356,532
FINANCIALS: 2.2%
BankAmerica Capital II(d), 8.00%, 12/15/26, Callable 2006	14,550,000	15,953,086
Boston Properties, Inc. 6.25%, 1/15/13	28,634,000	31,066,143
5.625%, 4/15/15	26,000,000	26,800,046
CIGNA Corp. 7.00%, 1/15/11	14,705,000	16,433,176
6.375%, 10/15/11	17,820,000	19,399,084
7.65%, 3/1/23	9,745,000	11,325,551
7.875%, 5/15/27	12,157,000	14,736,910
8.30%, 1/15/33, Step Coupon	9,050,000	11,341,107
CIT Group, Inc. 7.375%, 4/2/07	6,000,000	6,478,512
5.75%, 9/25/07	7,500,000	7,884,412
Citicorp Capital Trust I(d), 7.933%, 2/15/27, Callable 2007	12,480,000	13,742,627
Citigroup, Inc. (First Nationwide)(f), 10.00%, 10/1/06	4,945,000	5,461,278
EOP Operating Limited Partnership(e) 7.00%, 7/15/11	25,340,000	28,577,007
6.75%, 2/15/12	19,933,000	22,189,276
5.875%, 1/15/13	26,715,000	28,236,847
4.75%, 3/15/14	15,000,000	14,510,535
Health Net, Inc., 9.875%, 4/15/11	37,280,000	44,973,436
JPMorgan Chase (Bank One)(f), 6.50%, 2/1/06	12,275,000	12,706,724
JPMorgan Chase Capital III (Bank One)(d, f), 8.75%, 9/1/30	23,760,000	32,163,342
Safeco Corp., 7.25%, 9/1/12	12,479,000	14,244,379
St. Paul Travelers Companies, Inc., 8.125%, 4/15/10	19,885,000	23,225,143
UnumProvident Corp. 7.625%, 3/1/11	21,150,000	22,154,625
7.19%, 2/1/28	6,000,000	5,350,008

	PAR VALUE	MARKET VALUE
UnumProvident Corp. (continued)
6.75%, 12/15/28	$21,495,000	$19,399,237
7.375%, 6/15/32	4,795,000	4,585,219
UnumProvident Corp. (Provident Companies, Inc.)(f), 7.25%, 3/15/28	7,520,000	7,115,800

		460,053,510
TRANSPORTATION: 0.4%
CSX Transportation, Inc., 9.75%, 6/15/20	5,351,000	7,464,683
Consolidated Rail Corp., 6.76%, 5/25/15, Callable 2005	4,687,141	5,116,015
Federal Express, 6.72%, 1/15/22	5,993,746	6,739,787
Norfolk Southern Corp., 9.75%, 6/15/20	7,389,000	10,450,004
Union Pacific Corp., 6.33%, 1/2/20	41,184,644	44,144,172

		73,914,661

		1,964,324,703

Total Fixed-Income Securities (Cost $6,527,459,595)		6,675,256,615

SHORT-TERM INVESTMENTS: 8.6%
SSgA Prime Money Market Fund	103,830,851	103,830,851
State Street Repurchase Agreement, 1.40%,1/3/05, maturity value $304,614,534 (collateralized by U.S. Treasury Securities, value $310,693,348, 2.625%–8.125%, 7/31/06–8/15/19)	304,579,000	304,579,000
U.S. Treasury Bills 1/6/2005	125,000,000	124,964,670
1/20/2005	300,000,000	299,722,916
1/27/2005	150,000,000	149,797,958
2/17/2005	200,000,000	199,478,222
3/17/2005	450,000,000	448,260,937
4/28/2005	150,000,000	148,990,875

Total Short-Term Investments (Cost $1,779,625,429)		1,779,625,429

TOTAL INVESTMENTS (Cost $17,192,759,315)	100.0%	20,739,089,384
OTHER ASSETS LESS LIABILITIES	0.0	1,556,940

TOTAL NET ASSETS	100.0%	$20,740,646,324

(a)	Non-income producing
(b)	Foreign securities denominated in U.S. dollars
(c)	CMO: Collateralized Mortgage Obligation REMIC: Real Estate Mortgage Investment Conduit
(d)	Cumulative Preferred Securities
(e)	EOP Operating LP is the operating partnership of Equity Office Properties Trust
(f)	When two issuers are identified, the first name refers to the acquirer or successor obligor, and the second name (within the parentheses) refers to the original issuer of the instrument.
(g)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2004, these securities represented 0.1% of total net assets.

9 / Dodge & Cox Balanced Fund	See accompanying Notes to Financial Statements

Statement of Assets and Liabilities

December 31, 2004
Assets:
Investments, at market value (identified cost $17,192,759,315)	$20,739,089,384
Receivable for investments sold	15,373,773
Receivable for paydowns on mortgage-backed securities	31,212
Receivable for Fund shares sold	49,424,083
Dividends and interest receivable	77,353,458
Prepaid expenses and other assets	123,667

20,881,395,577

Liabilities:
Payable for investments purchased	88,387,069
Payable for Fund shares redeemed	41,951,966
Management fees payable	8,720,015
Accounts payable	1,690,203

140,749,253

Net Assets	$20,740,646,324

Net Assets Consist of:
Paid in capital	$17,133,705,998
Accumulated undistributed net investment income	2,707,898
Accumulated undistributed net realized gain on investments	57,902,359
Net unrealized appreciation on investments	3,546,330,069

$20,740,646,324

Fund shares outstanding (par value $0.01 each, unlimited shares authorized)	261,385,730
Net asset value per share	$79.35

Statement of Operations

Year Ended December 31, 2004
Investment Income:
Dividends (net of foreign taxes of $2,723,199)	$191,172,133
Interest	236,150,709

427,322,842

Expenses:
Management fees	85,315,471
Custodian and fund accounting fees	318,816
Transfer agent fees	4,036,328
Professional services	84,713
Shareholder reports	879,516
Registration fees	1,154,058
Trustees’ fees	82,000
Miscellaneous	136,326

92,007,228

Net Investment Income	335,315,614

Realized and Unrealized Gain on Investments:
Net realized gain	481,678,527
Net change in unrealized appreciation	1,431,190,315

Net realized and unrealized gain	1,912,868,842

Net Increase in Net Assets from Operations	$2,248,184,456

Statement of Changes in Net Assets

	Year Ended December 31, 2004	Year Ended December 31, 2003
		(Restated. See Note 2)
Operations:
Net investment income	$335,315,614	$235,899,677
Net realized gain	481,678,527	174,999,795
Net change in unrealized appreciation	1,431,190,315	1,867,447,020

Net increase in net assets from operations	2,248,184,456	2,278,346,492

Distributions to Shareholders from:
Net investment income	(375,772,802)	(251,969,056)
Net realized gain	(421,379,430)	(120,968,603)

Total distributions	(797,152,232)	(372,937,659)

Fund Share Transactions:
Amounts received from sale of shares	7,695,755,433	4,675,775,405
Net asset value of shares issued in reinvestment of distributions	764,041,016	358,612,076
Amounts paid for shares redeemed	(2,365,810,731)	(1,629,097,670)

Net increase from Fund share transactions	6,093,985,718	3,405,289,811

Total increase in net assets	7,545,017,942	5,310,698,644

Net Assets:
Beginning of year	13,195,628,382	7,884,929,738

End of year (including undistributed net investment income of $2,707,898 and $1,393,086, respectively)	$20,740,646,324	$13,195,628,382

Shares sold	102,173,318	70,653,951
Shares issued in reinvestment of distributions	9,851,544	5,274,758
Shares redeemed	(31,310,833)	(25,059,171)

Net increase in shares outstanding	80,714,029	50,869,538

See accompanying Notes to Financial Statements	Dodge & Cox Balanced Fund / 10

Notes to Financial Statements

Note 1 — Organization and Significant Accounting Policies

Dodge & Cox Balanced Fund (the “Fund”) is one of the funds constituting the Dodge & Cox Funds (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund commenced operations on June 26, 1931, and seeks regular income, conservation of principal and an opportunity for long-term growth of principal and income. Risk considerations and investment strategies of the Fund are discussed in the Fund’s Prospectus. The Fund is closed to new investors.

The Fund consistently follows accounting policies which are in conformity with accounting principles generally accepted in the United States of America. In preparing these financial statements, management is required to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Significant accounting policies are as follows:

Security valuation. The Fund’s net assets are valued as of the close of trading on the New York Stock Exchange (the “NYSE”), generally 4:00 p.m. Eastern Time, each day that the NYSE is open for business. Stocks are valued at market, using as a price the official quoted close price or the last sale of the day at the close of the NYSE or, if not available, at the mean between the exchange listed bid and ask prices for the day. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Fixed-income securities with original maturities of one year or more are priced on the basis of valuations furnished by pricing services which utilize both dealer-supplied valuations and electronic data processing techniques. Valuations of fixed-income securities take into account appropriate factors such as institutional-size trading markets in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data and do not rely exclusively upon exchange or over-the-counter listed prices. Security values are not discounted based on the size of the Fund’s position. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or at the direction of the Board of Trustees. Short-term securities are valued at amortized cost which approximates current value. All securities held by the Fund are denominated in U.S. dollars.

Security transactions and related investment income. Security transactions are recorded by the Fund as of the date the trades are executed with brokers. Realized gains and losses on securities sold are determined on the basis of identified cost. Dividend income and corporate action transactions are recorded on the ex-dividend date, except for certain dividends or corporate actions from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received in excess of income are recorded as a reduction of cost of investments and/or realized gain. The Fund may estimate the character of distributions received from Real Estate Investment Trusts (“REITs”). Interest income is recorded on the accrual basis. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Expenses. Expenses are recorded on the accrual basis. Most expenses of the Trust can be directly attributed to a specific fund. Expenses which cannot be directly attributed are apportioned among all of the funds in the Trust.

Repurchase agreements. The Fund may enter into repurchase agreements secured by U.S. government securities which involve the purchase of securities from a counterparty with a simultaneous commitment to resell the securities at an agreed-upon date and

11 / Dodge & Cox Balanced Fund

Notes to Financial Statements (continued)

price. It is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. In the event of default by the counterparty, the Fund has the contractual right to liquidate the securities and to apply the proceeds in satisfaction of the obligation.

Income taxes and distributions to shareholders. No provision for federal income taxes has been included in the accompanying financial statements since the Fund intends to distribute all of its taxable income and continue to comply with requirements for regulated investment companies. Distributions to shareholders of income and capital gains are reflected in the net asset value per share computation on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Temporary differences between financial statement and tax treatments may occur when certain items of income, expense, gain or loss are recognized in different periods for financial statement and tax purposes. Differences in classification between income and gains may also arise due to differing financial statement and tax treatments of realized short-term gains and paydown gains and losses. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. These adjustments have no impact on net assets or results of operations.

Note 2 — Restatement

In preparing these financial statements, management determined that it had misclassified certain paydown losses on mortgage-related securities in prior years by recording them as realized losses rather than as an offset to net investment income. The misclassifications had no impact on amounts previously reported for net asset value, distributions paid, amounts of taxable income reported to shareholders, total return, portfolio turnover rate, security valuation, or net change in net assets from operations. These financial statements have been restated to reclassify amounts reported for net investment income and net realized gain in the Statement of Changes in Net Assets for the year ended December 31, 2003, and to restate the ratio of net investment income to average net assets for the years ended December 31, 2003 and 2002 in the Financial Highlights. The amounts before and after the restatement are shown in the table below:

	As originally reported	Restated
Net investment income	$252,104,677	$235,899,677
Net realized gain	158,794,795	174,999,795
Ratio of net investment income to average
net assets: 2003	2.57%	2.40%
2002	3.12%	3.05%

Note 3 — Related Party Transactions

Management fees. Under a written agreement, the Fund pays an annual management fee of 0.50% of the Fund’s average daily net assets to Dodge & Cox, investment manager of the Fund.

Trustees’ fees. All officers and three of the trustees of the Trust are officers and employees of Dodge & Cox. Those trustees who are not affiliated with Dodge & Cox receive from the Trust an annual fee plus an attendance fee for each Board or Committee meeting attended. Payments to trustees are shared equally among each fund in the Trust. The Trust does not pay any other remuneration to its officers or trustees.

Indemnifications. Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

Dodge & Cox Balanced Fund / 12

Notes to Financial Statements (continued)

Note 4 — Distributions Paid, Distributable Earnings and Investment Transactions

Distributions paid during the years ended December 31, 2004 and 2003 were characterized as follows for federal tax purposes:

	2004	2003
Ordinary income	$452,362,257	$308,364,981
	($1.90 per share)	($1.97 per share)
Long-term capital gain	$344,789,975	$64,572,678
	($1.38 per share)	($0.36 per share)

At December 31, 2004, the tax basis components of accumulated undistributed income and net realized gain include $4,325,165 of ordinary income and $56,285,092 of long-term capital gain. At December 31, 2004, the cost of investments for federal income tax purposes was equal to the cost for financial reporting purposes. Net unrealized appreciation aggregated $3,546,330,069, of which $3,607,234,242 represented appreciated securities and $60,904,173 represented depreciated securities.

For the year ended December 31, 2004, purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $4,235,697,513 and $1,481,489,022 respectively. For the year ended December 31, 2004, purchases and sales of U.S. government securities aggregated $4,222,658,980 and $1,190,380,882, respectively.

Financial Highlights

SELECTED DATA AND RATIOS (for a share outstanding throughout each year)			Year Ended December 31,
	2004	2003	2002	2001	2000
Net asset value, beginning of year	$73.04	$60.75	$65.42	$63.42	$65.71

Income from investment operations:
Net investment income	1.60	1.66	1.89	2.12	2.45
Net realized and unrealized gain (loss)	7.99	12.96	(3.80)	4.07	6.95

Total from investment operations	9.59	14.62	(1.91)	6.19	9.40

Distributions to shareholders from:
Net investment income	(1.60)	(1.66)	(1.88)	(2.14)	(2.47)
Net realized gain	(1.68)	(0.67)	(0.88)	(2.05)	(9.22)

Total distributions	(3.28)	(2.33)	(2.76)	(4.19)	(11.69)

Net asset value, end of year	$79.35	$73.04	$60.75	$65.42	$63.42

Total return	13.31%	24.44%	(2.94)%	10.06%	15.13%
Ratios/supplemental data:
Net assets, end of year (millions)	$20,741	$13,196	$7,885	$6,040	$4,909
Ratio of expenses to average net assets	0.54%	0.54%	0.53%	0.53%	0.53%
Ratio of net investment income to average net assets	1.97%	2.40%*	3.05%*	3.28%	3.70%
Portfolio turnover rate	18%	19%	25%	21%	23%

*	As restated. See Note 2 of Notes to Financial Statements.

13 / Dodge & Cox Balanced Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Dodge & Cox Funds and Shareholders of Dodge & Cox Balanced Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Dodge & Cox Balanced Fund (the “Fund”, one of the series constituting Dodge & Cox Funds) at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

As discussed in Note 2 to the Financial Statements, the Fund has restated the net investment income and net realized gain reported in the Statement of Changes in Net Assets for the year ended December 31, 2003, and has restated the ratio of net investment income to average net assets in the Financial Highlights for the years ended December 31, 2003 and 2002.

PricewaterhouseCoopers LLP

San Francisco, California

February 18, 2005

Special 2004 Tax Information (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code:

The Fund designates $181,634,494 of its distributions paid to shareholders in 2004 as qualified dividends (treated for federal income tax purposes in the hands of shareholders as taxable at a maximum rate of 15%).

For shareholders that are corporations, the Fund designates 32% of its ordinary dividends (including short-term gains) paid to shareholders in 2004 as dividends from domestic corporations eligible for the corporate dividends received deduction, provided that the shareholder otherwise satisfies applicable requirements to claim that deduction.

Fund’s Holdings

The Funds provide a complete list of their holdings four times in each fiscal year, at the quarter-ends. The lists appear in the Funds’ First Quarter, Semi-Annual, Third Quarter and Annual Reports to shareholders. The Funds file the lists with the Securities and Exchange Commission (SEC) on Form N-CSR (second and fourth quarters) and Form N-Q (first and third quarters). Shareholders may view the Funds’ Forms N-CSR and N-Q on the SEC’s website at www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by 1-202-942-8090 (direct) or 1-800/SEC-0330 (general SEC number). A complete list of the Funds’ quarter-end holdings are also available at www.dodgeandcox.com on or about 15 days following each quarter end.

Proxy Voting

For a free copy of the Fund’s proxy voting policies and procedures, please call (800) 621-3979, visit www.dodgeandcox.com or the Securities and Exchange Commission’s web site at www.sec.gov. Information regarding how Dodge & Cox, on behalf of the Fund, voted proxies relating to the Fund’s portfolio securities for the most recent twelve-month period ending June 30 is available at www.dodgeandcox.com or the SEC’s web site at www.sec.gov.

Dodge & Cox Balanced Fund / 14

Dodge & Cox Funds—Executive Officer & Trustee Information (unaudited)

Name (Age) and Address*	Position with Trust (Year of Election or Appointment)	Principal Occupation During Past 5 Years	Other Directorships Held by Trustees
Interested Trustees & Officers
Harry R. Hagey (63)	Chairman and Trustee (Trustee since 1975)	Chairman, Chief Executive Officer and Director of Dodge & Cox, Portfolio Manager and member of Investment Policy Committee (IPC)	—
John A. Gunn (61)	President and Trustee (Trustee since 1985)	President, Chief Investment Officer and Director of Dodge & Cox, Portfolio Manager, and member of IPC, Fixed Income Strategy Committee (FISC) and International Investment Policy Committee (IIPC)	—
Dana M. Emery (43)	Vice President and Trustee (Trustee since 1993)	Senior Vice President and Director of Dodge & Cox, Manager of the Fixed Income Department, Portfolio Manager, and member of IPC and FISC	—
A. Horton Shapiro (65)	Executive Vice President (Officer since 1985)	Senior Vice President and Director of Dodge & Cox and Portfolio Manager	—
Katherine Herrick Drake (50)	Vice President (Officer since 1993)	Vice President of Dodge & Cox and Portfolio Manager	—
Kenneth E. Olivier (52)	Vice President (Officer since 1992)	Executive Vice President (since 2002) and Director of Dodge & Cox, Portfolio Manager and member of IPC	—
Diana S. Strandberg (45)	Vice President (Officer since 2001)	Vice President of Dodge & Cox, Portfolio Manager and member of the IIPC	—
John M. Loll (38)	Treasurer and Assistant Secretary (Officer since 2000)	Vice President and Treasurer of Dodge & Cox	—
Thomas M. Mistele (51)	Secretary and Assistant Treasurer (Officer since 2000)	Chief Operating Officer (since 2004), Secretary and General Counsel of Dodge & Cox	—
Marcia P. Venegas (36)	Chief Compliance Officer (Officer since 2004)	Chief Compliance Officer of the Trust (since 2004), Compliance Officer of Dodge & Cox (2003-2004); Compliance and Business Risk Manager of Deutsche Asset Management, Australia Limited (1999-2001)	—
Independent Trustees
William F. Ausfahl (64)	Trustee (Since 2002)	CFO, The Clorox Co. (1982-1997); Director, The Clorox Co. (1984-1997)	—
L. Dale Crandall (63)	Trustee (Since 1999)	President, Kaiser Foundation Health Plan, Inc. and Kaiser Foundation Hospitals (2000-2002); Senior Vice President–Finance and Administration & CFO, Kaiser Foundation Health Plan, Inc. and Kaiser Foundation Hospitals (1998-2000)	Director, Union BanCal Corporation (bank holding company) and Union Bank of California (commercial bank) (2001-Present); Director, Covad Communications Group (broadband communications services) (2002-Present); Director, Ansell Limited (medical equipment and supplies) (2002-Present); Director, BEA Systems, Inc. (software and programming) (2003-Present); Director, Coventry Health Care Inc. (managed healthcare) (2004-Present)
Thomas A. Larsen (55)	Trustee (Since 2002)	Director in Howard, Rice, Nemerovski, Canady, Falk & Rabkin (law firm)	—
Will C. Wood (65)	Trustee (Since 1992)	Principal, Kentwood Associates, Financial Advisers	Director, Banco Latinoamericano de Exportaciones S.A. (Latin American Foreign Trade Bank) (1999-Present); Director, Dover Investment Corp. (real estate development) (1992-Present)

*	The address for each Officer and Trustee is 555 California Street, 40th Floor, San Francisco, California 94104. Each Officer and Trustee oversees all four series in the Dodge & Cox Funds complex and serves for an indefinite term.

Additional information about the Trust’s Trustees is available in the Trust’s Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting Dodge & Cox Funds at (800) 621-3979.

Income Fund

Established 1989

16th Annual Report

December 31, 2004

2004

Income Fund

www.dodgeandcox.com

For Fund literature, transactions and account

information, please visit the Funds’ web site.

or write or call:

Dodge & Cox Funds

c/o Boston Financial Data Services

P.O. Box 8422

Boston, Massachusetts 02266-8422

(800) 621-3979

Investment Manager

Dodge & Cox

555 California Street, 40th Floor

San Francisco, California 94104

(415) 981-1710

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.

This report reflects our views, opinions and portfolio holdings as of December 31, 2004, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

12/04 IF AR        Printed on recycled paper

To Our Shareholders

The Dodge & Cox Income Fund returned 3.6% in 2004, lagging the 4.3% return of the Lehman Brothers Aggregate Bond Index (LBAG). Total returns for longer periods are listed on the following page.

At year end the Fund had total net assets of $7.9 billion and a cash position of 1.9%. The Fund’s share price fell from $12.92 on December 31, 2003 to $12.84 on December 31, 2004. The Fund distributed income dividends of $0.54 per share over the course of the year.

Widely held expectations for rising interest rates in 2004 came to fruition only among short-maturity securities, as longer-term interest rates (ten years and longer) actually declined. The Fund’s total return was modest, as the price declines of short and intermediate-maturity bonds largely offset the price appreciation of longer-term securities, leaving the portfolio’s earned income as the predominant source of return. We reiterate the caution we have expressed in the last two annual letters about future returns from fixed income: with a starting yield of 4% and, in our estimation, a low probability of price increases to augment earned income, the Fund’s returns in the near-term are likely to be modest, and could be negative.

2004 Fixed-Income Market

Despite the headwind of rising oil prices, 2004 was notable for the strength and consistency of U.S. economic growth, illustrated by a rejuvenated employment picture (two million jobs added) and accelerating inflation, albeit from a low starting point. Other developments include a continued decline in U.S. dollar and Federal Funds rate increases by the Federal Reserve. In the fixed-income markets, this environment provoked a significant “flattening” of the yield curve, as yields on shorter-maturity securities rose along with the Federal Funds rate, while yields on longer-maturity securities remained stable or fell. Year-over-year, the yield difference between two-year U.S. Treasury Notes and the 26-year U.S. Treasury Bond, a measure of yield curve “steepness,” narrowed by 1.48%.

The past year proved to be a good one for investors in corporate and mortgage-related securities, both of which outperformed comparable U.S. Treasuries. The Corporate sector has significantly outperformed U.S. Treasuries for over two years, and has left corporate bond valuations at levels (relative to U.S. Treasuries) not seen since 1998. The story is similar in the Mortgage sector, as declining volatility and relatively moderate prepayments have boosted investor demand and pushed valuations to fairly expensive levels.

2004 Performance Review and Strategy

Reflecting our view that inflation would accelerate and U.S. economic growth would continue at a healthy pace, we positioned the Fund with a duration1 below that of the LBAG benchmark to protect from price declines associated with our anticipation of a rise in rates. We maintained this duration positioning during the year by investing a relatively high percentage of the Fund’s assets in short-duration securities. This positioning hurt the Fund’s return relative to the LBAG in two ways. First, the Fund earned less income due to the lower yield offered by short and intermediate bonds in the steep yield curve environment. Second, the Fund experienced less price appreciation due to its somewhat lower exposure to higher-yielding, longer-maturity bonds, which generally rose in value.

On the positive side, the Fund’s higher weighting than the LBAG in the Corporate and Mortgage sectors benefited the Fund during the year, given the strong performance from those areas. Our specific selection of bonds for the portfolio was modestly positive as well. For example, the Fund’s investments in higher-coupon, 15-year mortgage pools (approximately 30% of the Fund) significantly out-performed short-maturity Treasuries. On the other hand, the Fund’s ‘Reperforming’ mortgage securities (5% of the Fund) lagged as higher-than-expected prepayments from these typically refinancing-constrained mortgage borrowers reduced returns. Many of the portfolio’s corporate holdings performed well in 2004, led by lower-rated (BBB and below)2 issuers such as Dillard’s, Xerox, Health Net, Cigna, and Amerada Hess. These gains, however, were offset somewhat by poor returns from GMAC and UnumProvident bonds.

Looking Forward

In our view, long-term interest rates remain uncomfortably low (ten-year U.S. Treasury at 4.22%) given the magnitude, and recent acceleration, of inflation (CPI ended 2004 at 3.3% compared to 1.9% a year ago). Explanations for the unusually low nominal and real rates are plentiful. Examples include: strong support of U.S. bonds by less “return sensitive” foreign investors, the general “reach for yield” in a low nominal rate environment, investor confidence in the Federal Reserve’s ability to contain inflation, and lower future economic growth prospects for the U.S. economy because of overextended U.S. consumers.

While these factors may have initial appeal, our forward investment outlook is that U.S. economic growth appears to be on a healthy

1 / Dodge & Cox Income Fund

trajectory, and reasonable job creation going forward should have positive effects on the U.S. consumer—a source of considerable concern among investors. Corporate America, having enjoyed a year of strong earnings, plentiful liquidity and increasing demand, seems likely to boost investments in plant, property and people. In the intermediate term we expect continued Federal Funds rate increases, a rise in U.S. Treasury supply as the budget deficit grows, and a continued rise in inflation. As the bond market begins to focus on these factors, we believe that long-term interest rates are likely to move higher. Therefore, we continue to position the Fund defensively vis-à-vis interest rate exposure, with over 60% of the Fund’s securities having a duration of three years or less.

We have also gradually lowered the Fund’s Corporate weighting over the past two years, from 36.7% at year-end 2002 to 31.5% at year-end 2004. Corporate bond valuations have appreciated significantly, and we see fewer attractive investment opportunities, particularly among credits rated ‘A’ or better. Likewise, we have allowed the Fund’s Mortgage weighting to decline gradually from 40.2% at year-end 2002 to 37.4% at year-end 2004, as mortgage valuations have become increasingly rich.

In Closing

We invest the Fund’s assets with a focus on total return potential over a three-to-five year investment horizon, and do not attempt to anticipate the market in the near term. Our investment decisions are grounded by our fundamental analysis of the factors likely to affect the Fund’s investments over the long term. While we are not pleased with the Fund’s performance compared to the LBAG in 2004, short-term underperformance is the occasional by-product of our pursuit of absolute and relative performance over a long-term investment horizon.

Thank you for the continued confidence you have placed in our firm as a shareholder of the Income Fund. As always, we welcome your comments and questions.

For the Board of Trustees,

Harry R. Hagey, Chairman	Dana M. Emery, Vice President

February 18, 2005

Ten Years of Investment Performance

through December 31, 2004 (in thousands)

Average annual total return for periods ended December 31, 2004

	1 Year	5 Years	10 Years
Dodge & Cox Income Fund	3.64%	8.24%	8.12%
Lehman Brothers Aggregate Bond Index (LBAG)	4.34	7.71	7.72

Past performance does not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Mutual fund performance changes over time and currently may be significantly lower than stated above. Performance is updated and published monthly. Visit the Fund’s web site at www.dodgeandcox.com or call 800-621-3979 for current performance figures.

The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions. The Lehman Brothers Aggregate Bond Index is an unmanaged index of investment-grade fixed-income securities. Index returns include dividends and/or interest income and, unlike Fund returns, do not reflect fees or expenses.

Lehman Brothers® is a trademark of Lehman Brothers, Inc.

[1]	Duration is a measure of price sensitivity to changes in interest rates.
[2]	As of December 31, 2004, 10.7% of the Fund was invested in securities rated below investment grade (below BBB).

Dodge & Cox Income Fund / 2

Fund Expenses

As a shareholder of the Fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a Fund’s gross income, directly reduce the investment return of the Fund. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates the Fund’s costs in two ways:

Actual Fund Expenses

This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical Example for Comparison

This section is intended to help you compare the Fund’s costs with those of other mutual Funds. It assumes that the Fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the Fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess the Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended December 31, 2004	Beginning Account Value 7/1/2004	Ending Account Value 12/31/2004	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,039.00	$2.27
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.77	2.25

*	These calculations are based on expenses incurred in the most recent fiscal half-year. The Fund’s annualized six-month expense ratio for that period is 0.44%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

The expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. While other mutual funds may charge such fees, please note that the Fund does not charge any transaction fee (e.g., redemption fee), account maintenance fee (e.g., small account fee), nor does it charge a “sales load.”

3 / Dodge & Cox Income Fund

Fund Information	December 31, 2004

General Information

Net Asset Value Per Share	$12.84
Total Net Assets (millions)	$7,870
30-Day SEC Yield[1]	3.89%
2004 Expense Ratio	0.44%
2004 Portfolio Turnover	30%
Fund Inception Date	1989

Investment Manager: Dodge & Cox, San Francisco. Managed by the Fixed-Income Strategy Committee, whose nine members’ average tenure at Dodge & Cox is 15 years, and by the Investment Policy Committee, whose eleven members’ (for fixed-income decisions) average tenure at Dodge & Cox is 21 years.

Asset Allocation

Fixed-Income Characteristics	Fund	LBAG
Number of Fixed-Income Securities	284	5,386
Average Quality	AA	AA+
Average Maturity (years)	5.4	7.1
Effective Duration (years)	3.3	4.4

Credit Quality Diversification[3]	Fund	LBAG
U.S. Government & Government Agencies	66.1%	70.9%
Aaa/AAA	0.7	7.1
Aa/AA	0.1	2.4
A/A	3.1	9.6
Baa/BBB	17.4	10.0
Ba/BB	8.1	0.0
B/B and below	2.6	0.0
Cash Equivalents	1.9	0.0

Sector Diversification	Fund	LBAG
U.S. Treasury & Government Agency	29.0%	35.7%
Mortgage-Related Securities	37.4	35.1
Asset-Backed/CMBS[2]	0.2	4.4
Corporate	31.5	20.6
Non-Corporate Yankee	0.0	4.2
Cash Equivalents	1.9	0.0

Maturity Diversification	Fund	LBAG
0-1 Years to Maturity	12.4%	0.0%
1-5	56.5	44.8
5-10	19.8	42.3
10-15	1.6	3.5
15-20	0.6	2.9
20-25	3.3	3.2
25 and Over	5.8	3.3

[1]	SEC Yield is an annualization of the Fund’s total net investment income per share for the 30-day period ended on the last day of the month.
[2]	CMBS refers to commercial mortgage-backed securities, which are a component of the LBAG but are not held by the Fund.
[3]	For presentation purposes only: when a security is split-rated, the lower of either the Moody’s or Standard & Poor’s rating is reported.

Dodge & Cox Income Fund / 4

Portfolio of Investments	December 31, 2004

FIXED-INCOME SECURITIES: 98.1%

	PAR VALUE	MARKET VALUE
U.S. TREASURY AND GOVERNMENT AGENCY: 29.0%
U.S. TREASURY: 27.1%
Notes, 6.75%, 5/15/05	$325,000,000	$330,027,425
Notes, 2.00%, 8/31/05	400,000,000	398,437,600
Notes, 1.875%, 1/31/06	200,000,000	198,078,200
Notes, 4.625%, 5/15/06	450,000,000	460,371,150
Notes, 6.625%, 5/15/07	465,000,000	501,636,885
Notes, 3.25%, 1/15/09	250,000,000	247,832,000

		2,136,383,260
GOVERNMENT AGENCY: 1.9%
Small Business Administration (504)
Series 01-20G, 6.625%, 7/1/21	15,800,027	17,159,684
Series 02-20 L, 5.10%, 12/1/22	8,862,828	9,067,836
Series 91-20K, 8.25%, 11/1/11	868,553	928,649
Series 92-20B, 8.10%, 2/1/12	812,505	864,547
Series 92-20C, 8.20%, 3/1/12	1,561,490	1,665,895
Series 92-20D, 8.20%, 4/1/12	865,192	924,472
Series 92-20G, 7.60%, 7/1/12	2,295,432	2,429,091
Series 92-20H, 7.40%, 8/1/12	1,287,286	1,360,767
Series 92-20I, 7.05%, 9/1/12	1,719,907	1,812,036
Series 92-20J, 7.00%, 10/1/12	2,622,336	2,763,601
Series 92-20K, 7.55%, 11/1/12	2,590,153	2,752,835
Series 92-20L, 7.45%, 12/1/12	1,322,706	1,405,471
Series 93-20B, 7.00%, 2/1/13	1,903,459	2,004,159
Series 93-20C, 6.50%, 3/1/13	5,217,181	5,459,660
Series 93-20D, 6.75%, 4/1/13	2,102,859	2,210,294
Series 93-20E, 6.55%, 5/1/13	6,184,829	6,486,086
Series 93-20F, 6.65%, 6/1/13	2,701,517	2,839,490
Series 93-20L, 6.30%, 12/1/13	3,819,975	3,994,735
Series 94-20A, 6.50%, 1/1/14	4,360,762	4,563,630
Series 94-20D, 7.70%, 4/1/14	1,545,269	1,648,759
Series 94-20E, 7.75%, 5/1/14	3,911,796	4,181,491
Series 94-20F, 7.60%, 6/1/14	2,562,186	2,736,196
Series 94-20G, 8.00%, 7/1/14	1,891,705	2,020,080
Series 94-20H, 7.95%, 8/1/14	1,958,132	2,092,637
Series 94-20I, 7.85%, 9/1/14	3,238,496	3,461,165
Series 94-20K, 8.65%, 11/1/14	1,550,479	1,678,268
Series 94-20L, 8.40%, 12/1/14	2,053,978	2,219,665
Series 95-20A, 8.50%, 1/1/15	950,611	1,022,697
Series 95-20C, 8.10%, 3/1/15	1,663,389	1,786,865
Series 97-20E, 7.30%, 5/1/17	2,565,371	2,763,835
Series 97-20J, 6.55%, 10/1/17	3,308,993	3,518,879
Series 98-20C, 6.35%, 3/1/18	13,005,714	13,796,590
Series 98-20H, 6.15%, 8/1/18	4,722,709	4,994,220
Series 98-20L, 5.80%, 12/1/18	2,597,376	2,723,519
Series 99-20C, 6.30%, 3/1/19	3,160,127	3,366,497
Series 99-20G, 7.00%, 7/1/19	8,257,267	8,985,122
Series 99-20I, 7.30%, 9/1/19	2,886,307	3,172,698
Series 04-20 L, 4.87%, 12/1/24	9,210,000	9,237,004

		146,099,125

		2,282,482,385

	PAR VALUE	MARKET VALUE
MORTGAGE-RELATED SECURITIES: 37.4%
FEDERAL AGENCY CMO(a) AND REMIC(a):6.8%
Fannie Mae
Trust 2004-W8 3A, 7.50%, 6/25/44	$45,575,841	$48,976,392
Trust 1994-28 H, 6.25%, 3/25/23	3,351,234	3,387,449
Trust 1994-72 J, 6.00%, 6/25/23	9,000,000	9,375,090
Trust 2001-79 BA, 7.00%, 3/25/45	5,517,946	5,833,736
Trust 2001-T10 A1, 7.00%, 12/25/41	17,169,832	18,099,731
Trust 2001-T4 A1, 7.50%, 7/25/41	9,867,375	10,546,705
Trust 2002-16 XQ, 5.50%, 8/25/14	4,219,478	4,221,878
Trust 2002-2MB, 6.00%, 9/25/14	1,727,331	1,726,150
Trust 2002-33 A1, 7.00%, 6/25/32	12,046,704	12,735,594
Trust 2002-47 QC, 5.50%, 11/25/14	20,868,373	20,998,998
Trust 2002-90 A1, 6.50%, 6/25/42	23,124,559	24,179,617
Trust 2002-W6 2A1, 7.00%, 6/25/42	19,679,426	20,725,089
Trust 2002-W8 A2, 7.00%, 6/25/42	9,565,333	10,136,240
Trust 2003-07 A1, 6.50%, 12/25/42	27,749,255	29,015,315
Trust 2003-07 A1W4 3A, 7.00%, 10/25/42	19,587,667	20,756,756
Trust 2003-W1 1A1, 6.50%, 12/25/42	40,635,217	42,312,188
Trust 2003-W1 2A, 7.50%, 12/25/42	18,396,263	19,684,458
Trust 2004-W2 5A, 7.50%, 3/25/44	89,328,020	95,618,883
Freddie Mac
Series (GN) 37 I, 6.00%, 6/17/22	10,000,000	10,169,899
Series 1565 G, 6.00%, 8/15/08	5,208,777	5,356,680
Series 1601 PJ, 6.00%, 10/15/08	20,100,000	20,768,124
Series 2366 MG, 6.00%, 12/15/14	987,567	987,460
Series 2374 QG, 6.00%, 2/15/30	14,129,340	14,292,338
Series 2394 MB, 6.00%, 1/15/15	9,254,024	9,275,639
Series T-48 1A, 7.118%, 7/25/33	17,935,771	19,006,268
Ginnie Mae Series 1999-29 PB, 7.25%, 7/16/28	10,093,099	10,516,418
Dept. of Veterans Affairs
Trust 1995-2D 4A, 9.292%, 5/15/25	837,772	921,626
Trust 1997-2Z, 7.50%, 6/15/27	40,233,309	43,690,714
Trust 1998-1 1A, 8.144%, 10/15/27	2,252,997	2,445,211

		535,760,646
FEDERAL AGENCY MORTGAGE PASS-THROUGH: 30.3%
Fannie Mae Multifamily DUS
Pool 160329, 7.15%, 10/1/15	5,981,511	6,754,345
Pool 323822, 6.504%, 7/1/09	8,181,127	8,891,083
Pool 545059, 6.228%, 5/1/11	40,821,252	44,641,381
Pool 545209, 6.13%, 10/1/11	47,887,704	52,238,583
Pool 545685, 6.017%, 4/1/12	29,488,944	31,595,562
Pool 555191, 4.828%, 2/1/13	25,417,286	25,953,797
Fannie Mae
Pool 151777, 8.00%, 1/1/12	283,501	304,495
Pool 254307 15 Year, 6.00%, 5/1/17	7,192,667	7,541,317
Pool 260892, 8.00%, 8/1/22	182,700	191,915
Pool 303592 15 Year, 5.50%, 6/1/09	2,881,214	2,981,910
Pool 313839 15 Year, 6.50%, 11/1/12	3,631,954	3,818,648
Pool 323099 15 Year, 6.00%, 4/1/13	4,940,066	5,187,591
Pool 323623 15 Year, 6.00%, 3/1/14	6,137,811	6,445,350

5 / Dodge & Cox Income Fund	See accompanying Notes to Financial Statements

Portfolio of Investments	December 31, 2004

FIXED-INCOME SECURITIES (continued)

	PAR VALUE	MARKET VALUE
Fannie Mae (continued)
Pool 323787 15 Year, 6.00%, 6/1/14	$4,744,267	$4,980,317
Pool 340181 15 Year, 7.00%, 12/1/10	2,280,567	2,410,259
Pool 353892 15 Year, 8.00%, 8/1/10	229,290	239,912
Pool 362447 15 Year, 7.00%, 7/1/08	1,074,021	1,122,764
Pool 535170 15 Year, 5.50%, 9/1/14	44,783,822	46,410,658
Pool 535829 15 Year, 7.50%, 11/1/14	1,854,689	1,958,092
Pool 535867 15 Year, 7.00%, 12/1/11	1,427,804	1,513,137
Pool 545774 15 Year, 6.50%, 7/1/17	32,045,294	33,987,275
Pool 545833 15 Year, 6.00%, 7/1/17	50,118,796	52,551,033
Pool 545900 15 Year, 5.50%, 7/1/17	17,193,557	17,797,870
Pool 545977 15 Year, 5.50%, 8/1/15	15,454,308	16,015,708
Pool 555066 15 Year, 5.50%, 9/1/14	20,558,844	21,305,673
Pool 555143 15 Year, 6.00%, 11/1/17	29,024,837	30,433,396
Pool 555155 15 Year, 6.00%, 1/1/18	8,391,190	8,798,410
Pool 555341 15 Year, 6.00%, 2/1/18	33,351,064	34,967,692
Pool 555382 15 Year, 5.50%, 8/1/15	8,266,898	8,567,204
Pool 555439 15 Year, 6.00%, 3/1/18	20,079,754	21,053,082
Pool 555881 15 Year, 6.00%, 3/1/14	48,305,222	50,621,711
Pool 555932 15 Year, 6.00%, 4/1/18	27,844,370	29,204,483
Pool 589416 15 Year, 6.00%, 7/1/16	10,236,803	10,733,589
Pool 70255 30 Year, 7.50%, 9/1/07	547,014	566,579
Pool 725049 15 Year, 5.50%, 2/1/18	32,862,833	34,017,886
Pool 725074 15 Year, 6.50%, 11/1/18	28,534,858	30,264,142
Pool 725197 15 Year, 6.50%, 1/1/18	43,686,218	46,333,712
Pool 725240 15 Year, 6.00%, 3/1/18	33,980,172	35,629,210
Pool 725255 15 Year, 6.00%, 3/1/16	49,723,521	52,227,484
Pool 725271 15 Year, 6.00%, 2/1/19	116,815,650	122,484,647
Pool 725272 15 Year, 6.00%, 1/1/19	51,273,286	53,761,549
Pool 725273 15 Year, 6.00%, 12/1/15	31,670,898	33,265,772
Pool 725417 15 Year, 6.50%, 4/1/18	108,750,894	115,341,470
Pool 725511 15 Year, 6.50%, 6/1/18	75,250,510	79,810,879
Pool 725512 15 Year, 6.50%, 3/1/17	31,547,873	33,459,752
Pool 725513 15 Year, 6.00%, 12/1/18	22,842,075	23,986,592
Pool 725518 15 Year, 7.50%, 8/1/17	43,979,015	46,700,746
Pool 725582 20 Year, 6.50%, 5/1/22	13,863,299	14,619,057
Pool 725678 15 Year, 6.00%, 2/1/19	52,943,479	55,512,795
Pool 725680 15 Year, 6.50%, 7/1/17	50,649,482	53,718,967
Pool 725767 15 Year, 6.00%, 7/1/19	43,351,176	45,454,983
Pool 725810 15 Year, 6.00%, 8/1/19	34,139,989	35,796,784
Pool 725879 15 Year, 6.00%, 8/1/19	59,729,352	62,646,950
Pool 735067 15 Year, 6.00%, 1/1/19	51,079,587	53,558,451
Pool 735070 20 Year, 6.50%, 10/1/24	50,871,819	53,682,631
Pool 735105 10 Year, 5.00%, 12/1/14	31,252,312	32,014,243
Freddie Mac Gold
Group (GN) G80061, 7.90%, 2/17/21	4,531,850	4,916,630
Group B15648 10 Year, 5.00%, 7/1/14	14,694,968	14,967,619
Group B17048 10 Year, 5.00%, 10/1/14	12,030,899	12,254,120
Group C90457 20 Year, 6.50%, 7/1/21	5,681,438	5,999,570
Group C90544 20 Year, 6.50%, 4/1/22	4,057,989	4,284,197
Group E00543 15 Year, 6.00%, 4/1/13	2,337,108	2,451,566
Group E00549 15 Year, 6.00%, 5/1/13	1,507,512	1,581,341

	PAR VALUE	MARKET VALUE
Freddie Mac Gold (continued)
Group E00592 15 Year, 6.00%, 12/1/13	$14,993,461	$15,727,751
Group E00593 15 Year, 5.50%, 11/1/13	32,864,579	34,039,108
Group E00659 15 Year, 6.00%, 4/1/14	8,317,967	8,725,331
Group E01007 15 Year, 6.00%, 8/1/16	21,172,727	22,177,250
Group E01127 15 Year, 6.50%, 2/1/17	5,397,261	5,715,391
Group E01138 15 Year, 6.50%, 3/1/17	6,069,557	6,427,271
Group E78398 15 Year, 6.50%, 7/1/14	12,394,098	13,136,668
Group E81526 15 Year, 6.50%, 11/1/14	1,739,782	1,844,018
Group E85740 15 Year, 5.50%, 10/1/16	8,814,813	9,118,907
Group E91927 10 Year, 5.00%, 10/1/12	10,871,604	11,077,181
Group G01635 15 Year, 7.00%, 4/1/31	46,509,987	49,497,531
Group G10139 15 Year, 7.00%, 11/1/08	407,241	424,062
Group G10446 15 Year, 6.50%, 2/1/11	1,425,028	1,510,765
Group G10532 15 Year, 6.00%, 6/1/11	9,823,047	10,307,631
Group G10692 15 Year, 6.50%, 6/1/12	2,787,935	2,954,683
Group G11029 15 Year, 6.50%, 4/1/12	3,191,819	3,383,853
Group G11068 15 Year, 7.00%, 12/1/11	2,472,274	2,621,181
Group G11090 15 Year, 6.00%, 2/1/15	5,942,975	6,234,026
Group G11115 15 Year, 7.00%, 3/1/12	1,167,191	1,237,492
Group G11122 15 Year, 6.50%, 5/1/16	24,524,790	25,979,696
Group G11185 15 Year, 5.50%, 10/1/16	12,110,940	12,528,745
Group G11191 15 Year, 6.00%, 12/1/13	2,606,019	2,734,670
Group G11192 15 Year, 6.00%, 7/1/11	2,217,208	2,326,362
Group G11283 15 Year, 6.50%, 5/1/17	18,113,950	19,181,639
Group G11287 15 Year, 6.00%, 8/1/17	42,594,370	44,616,046
Group G11288 15 Year, 6.50%, 6/1/17	24,360,355	25,796,226
Group G11336 15 Year, 6.00%, 6/1/17	9,966,639	10,439,690
Group G11375 15 Year, 5.50%, 7/1/14	20,578,453	21,313,895
Group G11392 15 Year, 6.00%, 1/1/18	24,899,378	26,081,189
Group G11409 15 Year, 6.00%, 5/1/17	44,019,792	46,108,276
Group G11421 15 Year, 6.50%, 12/1/17	6,462,914	6,843,858
Group G11430 15 Year, 6.50%, 12/1/17	35,957,902	38,077,367
Group G11431 15 Year, 6.00%, 2/1/18	11,080,263	11,605,957
Group G11459 15 Year, 6.50%, 8/1/17	10,049,902	10,642,273
Group G11493 15 Year, 6.50%, 9/1/18	15,251,485	16,160,848
Group G11521 15 Year, 6.00%, 12/1/17	42,100,530	44,097,956
Group G11601 15 Year, 6.00%, 2/1/19	29,999,607	31,429,461
Freddie Mac
Group 18-0233, 7.00%, 9/1/06	1,884	1,901
Group 18-8028, 8.00%, 1/1/08	38,832	40,393
Group 26-0671, 8.25%, 5/1/09	1,874	1,917
Group 27-2784, 7.25%, 1/1/08	887	910
Group 29-0537, 8.00%, 5/1/09	38,192	39,254
Group 29-2668, 8.00%, 8/1/09	38,001	38,915
Group 53-0142, 7.50%, 10/1/08	15,013	15,527
Ginne Mae
Pool 289199, 7.80%, 6/15/20	317,160	345,796
Pool 289202, 7.80%, 7/15/20	299,958	327,031
Pool 289205, 7.80%, 7/15/20	303,767	326,914
Pool 296207, 7.80%, 8/15/20	829,292	904,158
Pool 296211, 7.80%, 9/15/20	401,789	438,011
Pool 296214, 7.80%, 10/15/20	297,109	320,042

See accompanying Notes to Financial Statements	Dodge & Cox Income Fund / 6

Portfolio of Investments	December 31, 2004

FIXED-INCOME SECURITIES (continued)

	PAR VALUE	MARKET VALUE
Ginne Mae (continued)
Pool 303672, 7.80%, 11/15/20	$357,985	$390,249
Pool 303676, 7.80%, 1/15/21	998,220	1,073,312
Pool 307695, 7.80%, 1/15/21	498,069	542,964
Pool 780139, 7.50%, 5/15/25	5,247,404	5,674,951
Pool 780337, 7.25%, 2/15/06	59,580	60,723
Pool 780490 15 Year, 7.00%, 4/15/09	1,887,544	1,982,804
Pool 780710, 7.50%, 9/15/17	1,055,819	1,135,874
Pool 781321, 7.50%, 11/15/24	8,058,339	8,716,910
Pool 781454, 7.00%, 5/15/28	4,198,594	4,442,801

		2,381,474,177
PRIVATE LABEL CMO & REMIC SECURITIES 0.3%
GS Mortgage Secs Corporation(d) 8.50%, 6/25/34	26,293,454	28,835,815

		2,946,070,638
ASSET-BACKED SECURITIES: 0.2%
CA Infrastructure and Econ. Dev. Bank Special Purpose Trust PGE-1 Rate Reduction Ctf. 1997-1 A-7, 6.42%, 9/25/08	9,023,135	9,295,012
CA Infrastructure and Econ. Dev. Bank Special Purpose Trust SCE-1 Rate Reduction Ctf. 1997-1 A-6, 6.38%, 9/25/08	7,321,945	7,548,871

		16,843,883
CORPORATE: 31.5%
INDUSTRIALS: 23.4%
AT&T Corp.
9.05%, 11/15/11	79,605,000	91,645,256
9.75%, 11/15/31	121,565,000	145,118,219
Amerada Hess Corp.
6.65%, 8/15/11	21,400,000	23,533,045
7.875%, 10/1/29	30,080,000	35,590,836
Cardinal Health, Inc., 6.75%, 2/15/11	9,895,000	10,884,916
Comcast Corp., 5.30%, 1/15/14	99,100,000	102,203,217
Dillard’s, Inc.
7.375%, 6/1/06	4,875,000	5,106,563
6.625%, 11/15/08	3,300,000	3,436,125
7.13%, 8/1/18	20,365,000	20,517,737
7.75%, 7/15/26	13,150,000	13,281,500
7.00%, 12/1/28	2,075,000	2,002,375
Dow Chemical Co.
4.027%, 9/30/09(d)	37,862,000	36,975,423
7.375%, 11/1/29	27,500,000	33,365,283
Electronic Data Systems Corp., 6.50%, 8/1/13	38,610,000	40,767,951
Ford Motor Credit Co.
5.80%, 1/12/09	30,125,000	30,792,028
7.375%, 10/28/09	10,100,000	10,894,547
7.25%, 10/25/11	126,000,000	135,125,676

	PAR VALUE	MARKET VALUE
GMAC,
7.75%, 1/19/10	$5,525,000	$5,930,071
8.875%, 6/1/10, Putable 2005	36,735,000	41,443,288
6.875%, 9/15/11	105,345,000	107,956,819
General Electric Co., 5.00%, 2/1/13	9,100,000	9,336,281
HCA, Inc.
8.75%, 9/1/10	54,550,000	62,355,287
7.875%, 2/1/11	33,645,000	37,060,001
6.25%, 2/15/13	15,200,000	15,333,274
6.75%, 7/15/13	15,025,000	15,615,858
5.75%, 3/15/14	28,650,000	27,753,914
Hewlett-Packard Co., 5.50%, 7/1/07	35,850,000	37,386,889
International Paper Co., 5.25%, 4/1/16	26,690,000	26,642,892
Lockheed Martin Corp., 7.65%, 5/1/16	15,000,000	18,378,495
May Department Stores Co.
8.00%, 7/15/12	5,000,000	5,893,115
7.625%, 8/15/13	7,105,000	8,248,422
7.60%, 6/1/25	13,500,000	15,457,635
6.70%, 9/15/28	17,350,000	18,180,527
8.75%, 5/15/29	28,177,000	36,441,878
7.875%, 3/1/30	35,505,000	42,148,021
6.90%, 1/15/32	25,465,000	27,539,252
7.875%, 8/15/36, Callable 2016	7,725,000	8,752,131
Raytheon Co.
6.75%, 8/15/07	6,727,000	7,247,044
6.15%, 11/1/08	3,024,000	3,251,193
6.55%, 3/15/10	10,150,000	11,168,898
7.20%, 8/15/27	15,200,000	17,989,337
7.00%, 11/1/28	2,350,000	2,731,224
Time Warner Entertainment
8.375%, 3/15/23	10,787,000	13,523,748
8.375%, 7/15/33	38,520,000	49,764,797
Time Warner, Inc. (AOL Time Warner)(e)
7.625%, 4/15/31	63,030,000	76,251,236
7.70%, 5/1/32	47,680,000	58,318,266
Wyeth
5.50%, 3/15/13	5,050,000	5,248,581
5.50%, 2/1/14	99,875,000	103,329,477
Wyeth (American Home Products)(e) 6.95%, 3/15/11	25,355,000	28,548,741
Xerox Corp.
9.75%, 1/15/09	44,100,000	51,817,500
7.125%, 6/15/10	72,530,000	78,332,400
6.875%, 8/15/11	7,325,000	7,801,125
7.20%, 4/1/16	17,346,000	18,560,220

		1,842,978,534
FINANCIALS: 7.0%
BankAmerica Capital II(b), 8.00%, 12/15/26, Callable 2006	7,575,000	8,305,472
Boston Properties, Inc.
6.25%, 1/15/13	32,300,000	35,043,530
5.625%, 4/15/15	30,880,000	31,830,208

7 / Dodge & Cox Income Fund	See accompanying Notes to Financial Statements

Portfolio of Investments	December 31, 2004

FIXED-INCOME SECURITIES (continued)

	PAR VALUE	MARKET VALUE
FINANCIALS (continued)
CIGNA Corp.
7.00%, 1/15/11	$12,165,000	$13,594,667
6.375%, 10/15/11	28,635,000	31,172,433
7.65%, 3/1/23	1,140,000	1,324,898
7.875%, 5/15/27	25,865,000	31,353,967
CIT Group, Inc.
7.375%, 4/2/07	14,065,000	15,186,712
5.75%, 9/25/07	4,100,000	4,310,145
Citicorp Capital Trust I(b), 7.933%, 2/15/27, Callable 2007	6,325,000	6,964,913
Citicorp Capital Trust II(b), 8.015%, 2/15/27, Callable 2007	10,300,000	11,398,989
Citigroup, Inc. (First Nationwide)(e), 10.00%, 10/1/06	4,015,000	4,434,182
EOP Operating Limited Partnership(c)
6.80%, 1/15/09	17,240,000	18,897,006
7.00%, 7/15/11	15,750,000	17,761,952
5.875%, 1/15/13	35,150,000	37,152,355
4.75%, 3/15/14	37,000,000	35,792,653
Health Net, Inc., 9.875%, 4/15/11	49,718,000	59,978,254
JPMorgan Chase(d) (Bank One), 7.625%, 8/1/05	12,825,000	13,175,482
JPMorgan Chase Capital III (Bank One)(b, e), 8.75%, 9/1/30	19,065,000	25,807,833
Safeco Corp.,
4.875%, 2/1/10	15,075,000	15,435,323
7.25%, 9/1/12	17,873,000	20,401,457
St. Paul Travelers Companies, Inc.
7.875%, 4/15/05	13,750,000	13,935,103
8.125%, 4/15/10	12,000,000	14,015,676
UnumProvident Corp.
7.625%, 3/1/11	35,950,000	37,657,625
7.19%, 2/1/28	9,060,000	8,078,512
7.375%, 6/15/32	25,445,000	24,331,781
UnumProvident Corp. (Provident Companies, Inc.)(e), 7.25%, 3/15/28	15,370,000	14,543,863

		551,884,991
TRANSPORTATION: 1.1%
Burlington Northern Santa Fe Railway, 7.57%, 1/2/21	13,004,329	15,334,705
CSX Transportation, Inc., 9.75%, 6/15/20	10,072,000	14,050,510
Federal Express, 6.72%, 1/15/22	8,562,494	9,628,268
Norfolk Southern Corp., 9.75%, 6/15/20	13,908,000	19,669,598
Union Pacific Corp.
6.85%, 1/2/19	6,468,829	7,254,016
6.70%, 2/23/19	14,168,985	15,711,421

		81,648,518

		2,476,512,043

Total Fixed-Income Securities (Cost $7,533,254,692)		7,721,908,949

SHORT-TERM INVESTMENTS: 3.0%

	PAR VALUE	MARKET VALUE
SSgA Prime Money Market Fund	$39,569,281	$39,569,281
State Street Repurchase Agreement 1.40%, 1/3/05 maturity value $192,128,412 (collateralized by U.S. Treasury Securities, value $195,964,449, 6.25%–8.125%, 8/15/19–8/15/23)	192,106,000	192,106,000

Total Short-term Investments (Cost $231,675,281)		231,675,281

TOTAL INVESTMENTS (Cost $7,764,929,973)	101.1%	7,953,584,230
OTHER ASSETS LESS LIABILITIES	(1.1)	(83,387,712)

TOTAL NET ASSETS	100.0%	$7,870,196,518

(a)	CMO: Collateralized Mortgage Obligation REMIC: Real Estate Mortgage Investment Conduit
(b)	Cumulative Preferred Securities
(c)	EOP Operating LP is the operating partnership of Equity Office Properties Trust.
(d)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2004, these securities represented 0.8% of total net assets.
(e)	When two issuers are identified, the first name refers to the acquirer or successor obligor, and the second name (within the parentheses) refers to the original issuer of the instrument.

See accompanying Notes to Financial Statements	Dodge & Cox Income Fund / 8

Statement of Assets and Liabilities
December 31, 2004
Assets:
Investments, at market value (identified cost $7,764,929,973)	$7,953,584,230
Receivable for investments sold	150,074,391
Receivable for paydowns on mortgage-backed securities	9,156
Receivable for Fund shares sold	13,964,471
Dividends and interest receivable	79,343,153
Prepaid expenses and other assets	48,342

8,197,023,743

Liabilities:
Payable for investments purchased	251,544,243
Payable for Fund shares redeemed	71,913,193
Management fees payable	2,658,604
Accounts payable	711,185

326,827,225

Net Assets	$7,870,196,518

Net Assets Consist of:
Paid in capital	$7,731,929,145
Accumulated undistributed net investment income	2,334,451
Accumulated undistributed net realized loss on investments	(52,721,335)
Net unrealized appreciation on investments	188,654,257

$7,870,196,518

Fund shares outstanding (par value $0.01 each, unlimited shares authorized)	613,149,836
Net asset value per share	$12.84

Statement of Operations
Year Ended December 31, 2004
Investment Income:
Interest	$272,381,787

Expenses:
Management fees	26,982,508
Custodian and fund accounting fees	143,490
Transfer agent fees	1,605,536
Professional services	84,225
Shareholder reports	365,199
Registration fees	522,829
Trustees’ fees	82,000
Miscellaneous	59,807

29,845,594

Net Investment Income	242,536,193

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain	16,364,800
Net change in unrealized appreciation	(14,505,944)

Net realized and unrealized gain	1,858,856

Net Increase in Net Assets from Operations	$244,395,049

Statement of Changes in Net Assets
	Year Ended December 31, 2004	Year Ended December 31, 2003
		(Restated. See Note 2)
Operations:
Net investment income	$242,536,193	$182,530,719
Net realized gain	16,364,800	20,167,865
Net change in unrealized appreciation	(14,505,944)	62,935,604

Net increase in net assets from operations	244,395,049	265,634,188

Distributions to Shareholders from:
Net investment income	(289,903,700)	(223,648,287)
Net realized gain	—	(593,265)

Total distributions	(289,903,700)	(224,241,552)

Fund Share Transactions:
Amounts received from sale of shares	3,644,938,350	3,580,059,774
Net asset value of shares issued in reinvestment of distributions	249,578,904	194,457,526
Amounts paid for shares redeemed	(1,676,183,293)	(1,523,141,066)

Net increase from Fund share transactions	2,218,333,961	2,251,376,234

Total increase in net assets	2,172,825,310	2,292,768,870

Net Assets:
Beginning of year	5,697,371,208	3,404,602,338

End of year (including undistributed net investment income of $2,334,451 and $1,203,958, respectively)	$7,870,196,518	$5,697,371,208

Shares sold	282,927,918	277,328,740
Shares issued in reinvestment of distributions	19,509,574	15,095,798
Shares redeemed	(130,172,563)	(118,162,594)

Net increase in shares outstanding	172,264,929	174,261,944

9 / Dodge & Cox Income Fund	See accompanying Notes to Financial Statements

Notes to Financial Statements

Note 1 — Organization and Significant Accounting Policies

Dodge & Cox Income Fund (the “Fund”) is one of the funds constituting the Dodge & Cox Funds (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund commenced operations on January 3, 1989, and seeks high and stable current income consistent with long-term preservation of capital. Risk considerations and investment strategies of the Fund are discussed in the Fund’s Prospectus.

The Fund consistently follows accounting policies which are in conformity with accounting principles generally accepted in the United States of America. In preparing these financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Significant accounting policies are as follows:

Security valuation. The Fund’s net assets are valued as of the close of trading on the New York Stock Exchange (the “NYSE”), generally 4:00 p.m. Eastern Time, each day that the NYSE is open for business. Fixed-income securities with original maturities of one year or more are priced on the basis of valuations furnished by pricing services which utilize both dealer-supplied valuations and electronic data processing techniques. Valuations of fixed-income securities take into account appropriate factors such as institutional-size trading markets in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data and do not rely exclusively upon exchange or over-the-counter listed prices. Security values are not discounted based on the size of the Fund’s position. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or at the direction of the Board of Trustees. Short-term securities are valued at amortized cost which approximates current value. All securities held by the Fund are denominated in U.S. dollars.

Security transactions and related investment income. Security transactions are recorded by the Fund as of the date the trades are executed with brokers. Realized gains and losses on securities sold are determined on the basis of identified cost. Interest income is recorded on the accrual basis. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Expenses. Expenses are recorded on the accrual basis. Most expenses of the Trust can be directly attributed to a specific fund. Expenses which cannot be directly attributed are apportioned among all of the funds in the Trust.

Repurchase agreements. The Fund may enter into repurchase agreements secured by U.S. government securities which involve the purchase of securities from a counterparty with a simultaneous commitment to resell the securities at an agreed-upon date and price. It is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. In the event of default by the counterparty, the Fund has the contractual right to liquidate the securities and to apply the proceeds in satisfaction of the obligation.

Income taxes and distributions to shareholders. No provision for federal income taxes has been included in the accompanying financial statements since the Fund intends to distribute all of its taxable income and continue to comply with requirements for regulated investment companies. Distributions to shareholders of income and capital gains are reflected in the net asset value per share computation on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Temporary differences between financial statement and tax

Dodge & Cox Income Fund / 10

Notes to Financial Statements (continued)

treatments may occur when certain items of income, expense, gain or loss are recognized in different periods for financial statement and tax purposes. Differences in classification between income and gains may also arise due to differing financial statement and tax treatments of realized short-term gains and paydown gains and losses. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. These adjustments have no impact on net assets or results of operations.

Note 2 — Restatement

In preparing these financial statements, management determined that it had misclassified certain paydown losses on mortgage-related securities in prior years by recording them as realized losses rather than as an offset to net investment income. The misclassifications had no impact on amounts previously reported for net asset value, distributions paid, amounts of taxable income reported to shareholders, total return, portfolio turnover rate, security valuation, or net change in net assets from operations. These financial statements have been restated to reclassify amounts reported for net investment income and net realized gain in the Statement of Changes in Net Assets for the year ended December 31, 2003, and to restate the ratio of net investment income to average net assets for the years ended December 31, 2003 and 2002 in the Financial Highlights. The amounts before and after the restatement are shown in the table below:

	As originally reported	Restated
Net investment income	$223,286,719	$182,530,719
Net realized gain (loss)	(20,588,135)	20,167,865
Ratio of net investment income to average
net assets: 2003	4.81%	3.93%
2002	5.67%	5.38%

Note 3 — Related Party Transactions

Management fees. Under a written agreement, the Fund pays an annual management fee of 0.50% of the Fund’s average daily net asset value up to $100 million and 0.40% of the Fund’s average daily net asset value in excess of $100 million to Dodge & Cox, investment manager of the Fund. The agreement further provides that Dodge & Cox shall waive its fee to the extent that such fee plus all other ordinary operating expenses of the Fund exceed 1% of the average daily net assets for the year.

Trustees’ fees. All officers and three of the trustees of the Trust are officers and employees of Dodge & Cox. Those trustees who are not affiliated with Dodge & Cox receive from the Trust an annual fee plus an attendance fee for each Board or Committee meeting attended. Payments to trustees are divided equally among each fund in the Trust. The Trust does not pay any other remuneration to its officers or trustees.

Indemnifications. Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

Note 4 — Distributions Paid, Distributable Earnings and Investment Transactions

Distributions paid during the years ended December 31, 2003 and 2002 were characterized as follows for federal tax purposes:

	2004	2003
Ordinary income	$289,903,700	$223,648,287
	($0.54 per share)	($0.60 per share)
Long-term capital gain	—	$593,265
	—	($0.00 per share)

At December 31, 2004, the tax basis components of accumulated undistributed income and net realized gain include $2,334,451 of ordinary income and no long-term capital gain. For federal tax purposes, the Fund had a capital loss carryforward of $46,621,637 as of December 31, 2004, which is available for offsetting capital gains realized in future periods, of which $14,093,589 will expire in 2011 and $32,528,048 will expire in 2012 if not utilized. As permitted by federal tax law, the Fund elected to defer realized net capital losses of $6,099,698 occurring between November 1, 2004 and December 31, 2004, and to treat those losses as arising in the year ending December 31, 2005. At December 31, 2004, the cost of

11 / Dodge & Cox Income Fund

Notes to Financial Statements (continued)

investments for federal income tax purposes was equal to the cost for financial reporting purposes. Net unrealized appreciation aggregated $188,654,257, of which $207,452,589 represented appreciated securities and $18,798,332 represented depreciated securities.

For the year ended December 31, 2004, purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $929,028,057 and $240,322,142, respectively. For the year ended December 31, 2004, purchases and sales of U.S. government securities aggregated $3,996,107,845 and $2,240,222,989, respectively.

Financial Highlights

SELECTED DATA AND RATIOS (for a share outstanding throughout each year)			Year Ended December 31,
	2004	2003	2002	2001	2000
Net asset value, beginning of year	$12.92	$12.77	$12.20	$11.80	$11.40

Income from investment operations:
Net investment income	0.54	0.60	0.66	0.74	0.77
Net realized and unrealized gain (loss)	(0.08)	0.15	0.62	0.46	0.41

Total from investment operations	0.46	0.75	1.28	1.20	1.18

Distributions to shareholders from:
Net investment income	(0.54)	(0.60)	(0.66)	(0.74)	(0.78)
Net realized gain	—	—	(0.05)	(0.06)	—

Total distributions	(0.54)	(0.60)	(0.71)	(0.80)	(0.78)

Net asset value, end of year	$12.84	$12.92	$12.77	$12.20	$11.80

Total return	3.64%	5.97%	10.75%	10.32%	10.70%
Ratios/supplemental data:
Net assets, end of year (millions)	$7,870	$5,697	$3,405	$1,512	$1,021
Ratio of expenses to average net assets	0.44%	0.45%	0.45%	0.45%	0.46%
Ratio of net investment income to average net assets	3.61%	3.93%*	5.38%*	6.18%	6.67%
Portfolio turnover rate	30%	41%	31%	40%	34%

*	As restated. See Note 2 of Notes to Financial Statements.

Dodge & Cox Income Fund / 12

Report of Independent Registered Public Accounting Firm

To the Trustees of Dodge & Cox Funds and Shareholders of Dodge & Cox Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Dodge & Cox Income Fund (the “Fund”, one of the series constituting Dodge & Cox Funds) at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

As discussed in Note 2 to the Financial Statements, the Fund has restated the net investment income and net realized gain reported in the Statement of Changes in Net Assets for the year ended December 31, 2003, and has restated the ratio of net investment income to average net assets in the Financial Highlights for the years ended December 31, 2003 and 2002.

PricewaterhouseCoopers LLP

San Francisco, California

February 18, 2005

13 / Dodge & Cox Income Fund

Fund’s Holdings

The Funds provide a complete list of their holdings four times in each fiscal year, at the quarter-ends. The lists appear in the Funds’ First Quarter, Semi-Annual, Third Quarter and Annual Reports to shareholders. The Funds file the lists with the Securities and Exchange Commission (SEC) on Form N-CSR (second and fourth quarters) and Form N-Q (first and third quarters). Shareholders may view the Funds’ Forms N-CSR and N-Q on the SEC’s website at www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by 1-202-942-8090 (direct) or 1-800/SEC-0330 (general SEC number). A complete list of the Funds’ quarter-end holdings are also available at www.dodgeandcox.com on or about 15 days following each quarter end.

Proxy Voting

For a free copy of the Fund’s proxy voting policies and procedures, please call (800) 621-3979, visit www.dodgeandcox.com or the Securities and Exchange Commission’s web site at www.sec.gov. Information regarding how Dodge & Cox, on behalf of the Fund, voted proxies relating to the Fund’s portfolio securities for the most recent twelve-month period ending June 30 is available at www.dodgeandcox.com or the SEC’s web site at www.sec.gov.

Dodge & Cox Income Fund / 14

Dodge & Cox Funds—Executive Officer & Trustee Information (unaudited)

Name (Age) and Address*	Position with Trust (Year of Election or Appointment)	Principal Occupation During Past 5 Years	Other Directorships Held by Trustees
Interested Trustees & Officers
Harry R. Hagey (63)	Chairman and Trustee (Trustee since 1975)	Chairman, Chief Executive Officer and Director of Dodge & Cox, Portfolio Manager and member of Investment Policy Committee (IPC)	—
John A. Gunn (61)	President and Trustee (Trustee since 1985)	President, Chief Investment Officer and Director of Dodge & Cox, Portfolio Manager, and member of IPC, Fixed Income Strategy Committee (FISC) and member of International Investment Policy Committee (IIPC)	—
Dana M. Emery (43)	Vice President and Trustee (Trustee since 1993)	Senior Vice President and Director of Dodge & Cox, Manager of the Fixed Income Department, Portfolio Manager, and member of IPC and FISC	—
A. Horton Shapiro (65)	Executive Vice President (Officer since 1985)	Senior Vice President and Director of Dodge & Cox and Portfolio Manager	—
Katherine Herrick Drake (50)	Vice President (Officer since 1993)	Vice President of Dodge & Cox and Portfolio Manager	—
Kenneth E. Olivier (52)	Vice President (Officer since 1992)	Executive Vice President (since 2002) and Director of Dodge & Cox, Portfolio Manager and member of IPC	—
Diana S. Strandberg (45)	Vice President (Officer since 2001)	Vice President of Dodge & Cox, Portfolio Manager and member of the IIPC
John M. Loll (38)	Treasurer and Assistant Secretary (Officer since 2000)	Vice President and Treasurer of Dodge & Cox	—
Thomas M. Mistele (51)	Secretary and Assistant Treasurer (Officer since 2000)	Chief Operating Officer (since 2004), Secretary and General Counsel of Dodge & Cox	—
Marcia P. Venegas (36)	Chief Compliance Officer (Officer since 2004)	Chief Compliance Officer of the Trust (since 2004), Compliance Officer of Dodge & Cox (2003-2004); Compliance and Business Risk Manager of Deutsche Asset Management, Australia Limited (1999-2001)
Independent Trustees
William F. Ausfahl (64)	Trustee (Since 2002)	CFO, The Clorox Co. (1982-1997); Director, The Clorox Co. (1984-1997)	—
L. Dale Crandall (63)	Trustee (Since 1999)	President, Kaiser Foundation Health Plan, Inc. and Kaiser Foundation Hospitals (2000-2002); Senior Vice President–Finance and Administration & CFO, Kaiser Foundation Health Plan, Inc. and Kaiser Foundation Hospitals (1998-2000)	Director, Union BanCal Corporation (bank holding company) and Union Bank of California (commercial bank) (2001-Present); Director, Covad Communications Group (broadband communications services) (2002-Present); Director, Ansell Limited (medical equipment and supplies) (2002-Present); Director, BEA Systems, Inc. (software and programming) (2003-Present); Director, Coventry Health Care Inc. (managed healthcare) (2004-Present)
Thomas A. Larsen (55)	Trustee (Since 2002)	Director in Howard, Rice, Nemerovski, Canady, Falk & Rabkin (law firm)	—
Will C. Wood (65)	Trustee (Since 1992)	Principal, Kentwood Associates, Financial Advisers	Director, Banco Latinoamericano de Exportaciones S.A. (Latin American Foreign Trade Bank) (1999-Present); Director, Dover Investment Corp. (real estate development) (1992-Present)

*	The address for each Officer and Trustee is 555 California Street, 40th Floor, San Francisco, California 94104. Each Officer and Trustee oversees all four series in the Dodge & Cox Funds complex and serves for an indefinite term.

Additional information about the Trust’s Trustees is available in the Trust’s Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting Dodge & Cox Funds at (800)-621-3979.

ITEM 2. CODE OF ETHICS.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to the registrant’s principal executive officer and principal financial officer, is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that William F. Ausfahl and L. Dale Crandall, members of the registrant’s Audit Committee, are each an “audit committee financial expert” and are “independent,” as defined in Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)- (d) Aggregate fees billed to the registrant for the fiscal years ended December 31, 2004 and December 31, 2003 for professional services rendered by the registrant’s principal accountant were as follows:

	2004	2003
Audit Fees	$158,400	$149,600
Audit-Related Fees	16,500	16,000
Tax Fees	55,200	51,240
All Other Fees	—	—

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include the performance of agreed-upon procedures in connection with the registrant’s semi-annual financial statements. Tax fees include amounts related to tax return preparation, compliance, and reviews.

(e)(1) The registrant’s audit committee has adopted policies and procedures (“Policies”) which require the registrant’s audit committee to pre-approve all audit and non-audit services provided by the principal accountant to the registrant. The policies also require the audit committee to pre-approve any engagement of the principal accountant to provide non-audit services to the registrant’s investment adviser, if the services directly impact the registrant’s operations and controls. The Policies do not apply in the case of audit services that the principal accountant provides to the registrant’s adviser. If a service (other than the engagement of the principal accountant to audit the registrant’s financial statements) is required to be pre-approved under the Policies between regularly scheduled audit committee meetings, pre-approval may be authorized by a designated audit committee member with ratification at the next scheduled audit committee meeting.

(e)(2) No services included in (b) - (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) For the fiscal years ended December 31, 2004 and December 31, 2003, the aggregate fees billed by the registrant’s principal accountant for non-audit services rendered to the registrant, for non-audit services rendered to the registrant’s investment adviser, and for non-audit services rendered to entities controlled by the adviser were $178,100 and $151,946, respectively.

(h) All non-audit services rendered in (g) were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

As of the end of the reporting period, the registrant did not have in place formal written procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees; however, the registrant’s Statement of Additional Information provides that the registrant’s Governance Committee will consider shareholder recommendations for trustee nominees, and shareholders may send recommendations to the Secretary of the registrant.

ITEM 11. CONTROLS AND PROCEDURES.

(a) An evaluation was performed within 90 days of the filing of this report, under the supervision and with the participation of the registrant’s management, including the principal executive officer and principal financial officer, of the effectiveness of the design and operation of the registrant’s disclosure control and procedures. Based on that evaluation, the principal executive officer and principal financial officer concluded that the registrant’s disclosure control and procedures were effective.

(b) In the fourth quarter of 2004, a financial officer was added to the Fund’s financial reporting team and was appointed an Assistant Treasurer of the registrant. The Assistant Treasurer assisted with the preparation and review of financial statement disclosures. The registrant’s principal executive officer and principal financial officer are aware of no other changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) (1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached. (EX.99A)

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached. (EX.99B)

(a) (3) Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached. (EX.99C)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dodge & Cox Funds

By	/s/ Harry R. Hagey
Harry R. Hagey
Chairman – Principal Executive Officer

Date March 3, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Dodge & Cox Funds

By	/s/ Harry R. Hagey
Harry R. Hagey
Chairman – Principal Executive Officer

By	/s/ John M. Loll
John M. Loll
Treasurer – Principal Financial Officer

Date March 3, 2005